GREAT HALL INVESTMENT FUNDS, INC.
      PRIME MONEY MARKET FUND
      -------------------------------------
      U.S. GOVERNMENT MONEY MARKET FUND
      -------------------------------------
      TAX-FREE MONEY MARKET FUND
      -------------------------------------
      60 South Sixth Street
      Minneapolis, Minnesota 55402
      (800) 934-6674

                      -----------------------------------
                      STATEMENT OF ADDITIONAL INFORMATION
                             dated December 1, 1998
                      -----------------------------------

      Great Hall Prime Money Market Fund ("Prime Fund"), Great Hall U.S. Government Money Market Fund ("Government Fund") and Great Hall Tax-Free Money Market Fund ("Tax-Free Fund") (collectively, the "Funds") are diversified series of Great Hall Investment Funds, Inc. ("Great Hall"), an open-end management investment company (commonly known as a mutual fund) which currently offers its shares of common stock in five series. This Statement of Additional Information relates only to the Funds and does not relate to any other series of Great Hall.

      This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of the Funds, dated December 1, 1998, which has been filed with the Securities and Exchange Commission (the "SEC"). To obtain a copy of the Prospectus, please call Great Hall or your investment executive.

                               TABLE OF CONTENTS
                               -----------------
                                                                        Page
                                                                        ----
      Investment Policies........................................        B-2
      Investment Restrictions....................................        B-8
      Taxes......................................................       B-10
      Portfolio Transactions.....................................       B-11
      Management and Distribution Agreements.....................       B-12
      Determination of Net Asset Value...........................       B-13
      Calculation of Performance Data............................       B-14
      Directors and Officers.....................................       B-15
      General Information........................................       B-17
      Counsel and Auditors.......................................       B-18
      Financial and Other Information............................       B-18
      Appendix--Ratings of Investments...........................        A-1
      Financial Statements.......................................        F-1

      No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information or the Prospectus dated December 1, 1998, and, if given or made, such information or representations may not be relied upon as having been authorized by Great Hall or the Distributor (as defined herein). This Statement of Additional Information does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any state or jurisdiction in which such offering or solicitation may not lawfully be made. The delivery of this Statement of Additional Information at any time shall not imply that there has been no change in the affairs of any of the Funds since the date hereof.

                              INVESTMENT POLICIES

      The following information supplements that set forth under "Investment Objectives and Policies" and "Certain Investment Strategies" in the Prospectus and does not, standing alone, present a complete explanation of the matters disclosed. You must also refer to the Prospectus to obtain information on the matters disclosed below.

All Funds

      Government Securities. Each Fund may invest without limitation in obligations of the United States Government or agencies or instrumentalities of the United States Government ("Government Obligations"). Government Obligations are backed in a variety of ways by the U.S. Government or its agencies or instrumentalities. Some Government Obligations, such as U.S. Treasury bills, notes and bonds and securities issued by the Government National Mortgage Association ("GNMA"), are backed by the full faith and credit of the United States Treasury. Others, such as those of the Federal Home Loan Banks, are backed by the right of the issuer to borrow from the U.S. Treasury. Still other Government Obligations, such as those issued by the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") and the Student Loan Marketing Association, are backed only by the credit of the agency or instrumentality issuing the obligations and, in certain instances, by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality. In none of these cases, however, does the United States Government guarantee the value or yield of the Government Obligations themselves or the net asset value of any Fund's shares.

      Repurchase Agreements. Each Fund may enter into repurchase agreements with respect to any of the securities in which the Fund may invest directly.
A repurchase agreement is an agreement under which a Fund will purchase a security subject to resale to a bank or dealer at an agreed-upon price and date. The transaction requires the collateralization of the seller's obligation by the transfer to the Fund's custodian of eligible securities with an initial market value, including accrued interest, equal to at least the dollar amount invested by the Fund in each agreement, and with the value of the underlying securities marked to market daily to maintain at least 100% collateralization of the repurchase price (including accrued interest). A default by the seller might cause the Fund to experience a loss or delay in the liquidation of the collateral securing the repurchase obligation and might also cause the Fund to incur disposition costs in liquidating the collateral. However, each Fund intends to enter into repurchase agreements only with primary dealers that report to the Federal Reserve Bank of New York or with the 100 largest U.S. commercial banks (as measured by domestic deposits). Additionally, each Fund intends to follow the collateral custody, protection and perfection guidelines recommended by the Comptroller of the Currency for the use of national banks in their direct repurchase agreement activities. As a non-fundamental policy, no Fund will invest more than 10% of its net assets in repurchase agreements maturing in more than seven days and other illiquid investments.

      Illiquid Investments; Liquidity Guidelines. Each Fund is permitted to invest up to 10% of its assets in all forms of "illiquid" investments and may invest without limitation in "restricted" securities which Insight Investment Management, Inc., each Fund's investment adviser ("Insight"), pursuant to liquidity standards established by Great Hall's Board of Directors, has determined are liquid. An investment is generally deemed to be "illiquid" if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the investment company is valuing the investment. "Restricted securities" are securities which were originally sold in private placements and which have not been registered under the Securities Act of 1933 (the "1933 Act"). Such securities generally have been considered illiquid by the staff of the SEC, since such securities may be resold only subject to statutory restrictions and delays or if registered under the 1933 Act. However, the SEC has acknowledged that a market exists for certain restricted securities (for example, securities qualifying for resale to certain "qualified institutional buyers" pursuant to Rule 144A under the 1933
Act). Additionally, Insight believes that a similar market exists for commercial paper issued pursuant to the private placement exemption of Section 4(2) of the 1933 Act. Each Fund may invest without limitation in these forms of restricted securities if such securities are deemed by Insight to be liquid in accordance with liquidity guidelines established by Great Hall's Board of Directors. Under these guidelines, Insight must consider (a) the frequency of trades and quotes for the security, (b) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (c) dealer undertakings to make a market in the security, and (d) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Investing in restricted securities could have the effect of increasing the level of each Fund's illiquidity to the extent that qualified purchasers of the securities become, for a time, uninterested in purchasing these securities.

Great Hall Prime Money Market Fund

      Prime Fund invests in high quality, domestic money market instruments, including but not limited to marketable obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (described below under "Great Hall U.S. Government Money Market Fund"); corporate debt obligations that are rated AA or better by Standard & Poor's Corporation ("S&P"), or Aa or better by Moody's Investors Service, Inc. ("Moody's"); obligations of banks and savings and loans that are members of the Federal Deposit Insurance Corporation (the "FDIC"), which obligations may include, but are not limited to, certificates of deposit, bankers' acceptances and documented discount notes and letters of credit; high-grade commercial paper guaranteed or issued by domestic corporations; and instruments (including repurchase agreements) secured by such obligations. All securities mature within 397 days from the date of purchase as required by Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act").

      Investments in obligations of banks and savings and loans are limited to: (a) certificates of deposit issued by banks with assets in excess of $500,000,000 or branches of such banks; (b) certificates of deposit or other deposit obligations of savings and loans with assets in excess of $500,000,000; and (c) bankers' acceptances, letters of credit or other obligations guaranteed by banks meeting the above criteria. Bankers' acceptances are short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity. Obligations issued or guaranteed by FDIC member institutions are not necessarily guaranteed by the FDIC. Deposit obligations of domestic banks and savings and loans are only insured by the FDIC up to a maximum of $100,000, which limitation applies to all funds that Prime Fund may have on deposit at any one bank or savings and loan. Bankers' acceptances and letters of credit are not so insured. Deposit obligations of foreign banks or foreign branches of domestic banks also are not covered by FDIC insurance; in addition, such investments may involve other risks different from risks associated with investments in deposit obligations of domestic banks, such as future political and economic developments and the possible imposition of governmental restrictions.

      Permissible commercial paper investments generally consist of obligations rated Prime-1 or A-1, or their subsequent equivalents, by Moody's or S&P, or unrated commercial paper issued by companies with an unsecured debt issue outstanding that is rated Aa or better by Moody's or AA or better by S&P. Commercial paper constitutes unsecured indebtedness of business or banking firms issued to finance their short-term financial needs. Prime Fund may also purchase corporate debt obligations maturing within 397 days from the date of acquisition with a minimum rating of Aa or AA.

Great Hall Tax-Free Money Market Fund

      Tax-Free Fund invests in debt obligations issued by or on behalf of any state, territory or possession of the United States or the District of Columbia or their political subdivisions, agencies or instrumentalities, and participation interests therein, the interest on which is, in the opinion of counsel for the issuer, wholly exempt from federal income taxation.

      The types of obligations that Tax-Free Fund may purchase include bond anticipation notes, construction loan notes, revenue anticipation notes and tax anticipation notes that are Eligible Securities. Tax-Free Fund may also invest in municipal bonds and participation interests therein, including industrial development revenue bonds and pollution control revenue bonds, and other types of tax-exempt municipal obligations, such as short-term discount notes, all of which must be Eligible Securities.

      Securities purchased by Tax-Free Fund mature within 397 days from the date of purchase or carry variable or floating rates that are adjusted at least every 397 days and have demand features and quality characteristics that under applicable law and interpretations of such law permit the securities to be treated as if they mature in 397 days or less from the date of purchase.

      Bond anticipation notes are issued in anticipation of a later issuance of bonds and are usually payable from the proceeds of the sale of the bonds anticipated or of renewal notes. Construction loan notes, issued to provide construction financing for specific projects, are often redeemed after the projects are completed and accepted with funds obtained from the Federal Housing Administration under "Fannie Mae" (Federal National Mortgage Association) or "Ginnie Mae" (Government National Mortgage Association). Revenue anticipation notes are issued by governmental entities in anticipation of revenues to be received later in the then current fiscal year. Tax anticipation notes are issued by state and local governments in anticipation of collection of taxes to finance the current operations of such governments. These notes are generally repayable only from tax collections and often only from the proceeds of the specific tax levy whose collection they anticipate.

      Municipal bonds are usually issued to obtain funds for various public purposes, to refund outstanding obligations, to meet general operating expenses or to obtain funds to lend to other public institutions and facilities. They are generally classified as either "general obligation" or "revenue" bonds and frequently have maturities in excess of 397 days at the time of issuance, although a number of such issues now have variable or floating interest rates and demand features that may permit Tax-Free Fund to treat them as having maturities of less than 397 days. There are many variations in the terms of, and the underlying security for, the various types of municipal bonds. General obligation bonds are issued by states, counties, regional districts, cities, towns and school districts for a variety of purposes including mass transportation, highway, bridge, school, road, and water and sewer system construction, repair or improvement. Payment of these bonds is secured by a pledge of the issuer's full faith and credit and taxing (usually property tax) power.

      Revenue bonds are payable solely from the revenues generated from the operations of the facility or facilities being financed or from other non-tax sources. These bonds are often secured by debt service revenue funds, rent subsidies and/or mortgage collateral to finance the construction of housing, highways, bridges, tunnels, hospitals, university and college buildings, port and airport facilities, and electric, water, gas and sewer systems. Industrial development revenue bonds and pollution control revenue bonds are usually issued by local government bodies or their authorities to provide funding for commercial or industrial facilities, privately operated housing, sports facilities, health care facilities, convention and trade show facilities, port facilities and facilities for controlling or eliminating air and water pollution. Payment of principal and interest on such bonds is not secured by the taxing power of the governmental body. Rather, payment is dependent solely upon the ability of the users of the facilities financed by the bonds to meet their financial obligations and the pledge, if any, of real and personal property financed as security for payment.

      Although Tax-Free Fund may invest more than 25% of its net assets in:
(a) municipal obligations whose issuers are in the same state; (b) municipal obligations the interest upon which is paid solely from revenues of similar projects; and (c) industrial development and pollution control revenue bonds that are not variable or floating rate demand municipal obligations, it does not presently intend to do so on a regular basis. The identification of the issuer of a tax-exempt security for purposes of the 1940 Act depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. Generally, the District of Columbia, each state, each of its political subdivisions, agencies, instrumentalities and authorities, and each multi-state agency of which a state is a member, is a separate "issuer" as that term is used in the Prospectus and this Statement of Additional Information with respect to Tax-Free Fund, and the non-governmental user of facilities financed by industrial development or pollution control revenue bonds is also considered to be an issuer.

Legislation to restrict or eliminate the federal income tax exemption for interest on certain municipal obligations that may be purchased by Tax-Free Fund has been introduced in Congress; other such legislation also may be introduced in the future by Congress or by state legislatures. If enacted, any such legislation could adversely affect the availability of municipal obligations for Tax-Free Fund's portfolio. Upon the effectiveness of any such legislation that materially affects the Tax-Free Fund's ability to achieve its investment objective, the Board of Directors of Great Hall will reevaluate the Fund's investment objective and submit to its shareholders for approval necessary changes in its objectives and policies.

      Variable and Floating Rate Demand Municipal Obligations. Variable and floating rate demand municipal obligations are tax-exempt obligations that provide for a periodic adjustment in the interest rate paid on the obligations and permit the holder to demand payment of the unpaid principal balance plus accrued interest upon a specified number of days' notice either from the issuer or by drawing on a bank letter of credit or comparable guarantee issued with respect to such obligations. The issuer of such an obligation may have a corresponding right to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon notice comparable to that required for the holder to demand payment.

      The variable or floating rate demand municipal obligations in which Tax-Free Fund may invest are payable on demand at any time on no more than 30 days' notice or at specified intervals not exceeding 397 days and upon no more than 30 days' notice. The terms of such obligations must provide that interest rates are adjustable at intervals ranging from weekly up to annually. The adjustments are based upon the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective obligations.
Such obligations are subject to the quality characteristics for municipal obligations set forth above and described in the Prospectus. Tax-Free Fund may invest, without limitation, in such obligations.

      The principal and accrued interest payable to Tax-Free Fund on demand will be supported by an irrevocable letter of credit or comparable guarantee of a financial institution (generally a commercial bank) whose short-term taxable debt meets the quality criteria for investment by Tax-Free Fund in municipal obligations, except in cases where the security itself meets the credit criteria of the Fund without such letter of credit or comparable guarantee. Thus, although the underlying variable or floating rate demand obligation may be unrated, Tax-Free Fund in such cases will have at all times an alternate credit source to draw upon for payment with respect to such security.

      Tax-Free Fund may also purchase participation interests in variable or floating rate obligations. Such participation interests will have, as part of the participation agreement between the Fund and the selling financial institution, a demand feature that permits Tax-Free Fund to demand payment from the seller of the principal amount of the Fund's participation plus accrued interest thereon. This demand feature always will be supported by a letter of credit or comparable guarantee provided by the selling financial institution. Such financial institution will retain a service fee, a letter of credit fee and a fee for issuing commitments to purchase on demand in an amount equal to the excess of the interest paid on the variable or floating rate obligation in which Tax-Free Fund has a participation interest over the negotiated yield at which the participation interest was purchased. Accordingly, Tax-Free Fund will purchase such participation interests only when the yield to the Fund, net of such fees, is equal to or greater than the yield then available on other variable rate demand securities or short-term, fixed rate, tax-exempt securities of comparable quality and where the fees are reasonable in relation to the services provided by the financial institution and the security and liquidity provided by the letter of credit or guarantee.

      While variable and floating rate demand municipal obligations are expected to have maturities in excess of 397 days, Great Hall currently expects that Tax-Free Fund will exercise its right to demand payment of principal and accrued interest on such an obligation if it no longer meets the Fund's quality standards, unless, of course, the obligation can be sold for a greater amount in the market.

      Stand-By Commitments. Consistent with the requirement of Rule 2a-7, Tax-Free Fund may also acquire "stand-by commitments" with respect to obligations held in its portfolio. Under a "stand-by commitment," a dealer agrees to purchase, at Tax-Free Fund's option, specified obligations at a specified price. "Stand-by commitments" are the equivalent of a "put" option acquired by Tax-Free Fund with respect to particular obligations held in its portfolio.

      The amount payable to Tax-Free Fund upon its exercise of a "stand-by commitment" will normally be: (a) Tax-Free Fund's acquisition cost of the obligation (excluding any accrued interest that Tax-Free Fund paid on its acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period Tax-Free Fund owned the obligation; plus (b) all interest accrued on the obligations since the last interest payment date during the period such obligation is owned by Tax-Free Fund. "Stand-by commitments" may be acquired when the remaining maturity of the underlying obligation is greater than 60 days, but will be exercisable by Tax-Free Fund only during the 60 day period before the maturity of such obligation. Absent unusual circumstances, Tax-Free Fund will value the underlying obligation on an amortized cost basis. Accordingly, the amount payable by a dealer during the time a "stand-by commitment" is exercisable is substantially the same as the value of the underlying obligation. Tax-Free Fund's right to exercise "stand-by commitments" must be unconditional and unqualified. A "stand-by commitment" is not transferable by Tax-Free Fund, although it may sell the underlying obligation to a third party at any time.

      Tax-Free Fund expects that "stand-by commitments" will generally be available without the payment of any direct or indirect consideration. However, if necessary and advisable, it may pay for "stand-by commitments" either separately in cash or by paying a higher price for obligations that are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding "stand-by commitments" held in Tax-Free Fund's portfolio may not exceed 1/2 of 1% of the value of Tax-Free Fund's total assets calculated immediately after each "stand-by commitment" is acquired.

      Tax-Free Fund intends to enter into "stand-by commitments" only with dealers, banks and broker-dealers that, in the opinion of Insight, present minimum credit risks. Tax-Free Fund's reliance upon the credit of these dealers, banks and broker-dealers is secured by the value of the underlying obligations that are subject to the commitment. However, the failure of a party to honor a "stand-by commitment" could have an adverse impact on the liquidity of Tax-Free Fund during periods of rising interest rates.

      Tax-Free Fund intends to acquire "stand-by commitments" solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a "stand-by commitment" will not affect the valuation or maturity of the underlying obligation, which will continue to be valued in accordance with the amortized cost method. "Stand-by commitments" will be valued at zero in determining net asset value. Where Tax-Free Fund pays directly or indirectly for a "stand-by commitment," its cost will be reflected as unrealized depreciation for the period during which the commitment is held. "Stand-by commitments" will not affect the average weighted maturity of Tax-Free Fund's portfolio.

      "When-Issued" Obligations. Tax-Free Fund may make commitments to purchase municipal obligations on a "when-issued" basis, i.e., delivery and payment for the obligations normally takes place at a date after the commitment to purchase although the payment obligation and the coupon rate have been established before the time the Fund enters into the commitment.
The settlement date usually occurs within one week of the purchase of notes and within one month of the purchase of bonds. Great Hall intends that Tax-Free Fund will make commitments to purchase obligations with the intention of actually acquiring them, but may sell the obligations before settlement date if such action is advisable or necessary as a matter of investment strategy. At the time the Fund makes a commitment to purchase an obligation, it will record the transaction and reflect the value of the obligation in determining its net asset value. The Custodian will maintain on a daily basis a separate account for the Fund consisting of cash or liquid debt securities with a value at least equal to the amount of the Fund's commitments to purchase "when-issued" obligations.

      Obligations purchased on a "when-issued" basis or held in Tax-Free Fund's portfolio are subject to changes in market value based not only upon the public's perception of the creditworthiness of the issuer but also upon changes in the level of interest rates. In the absence of a change in credit characteristics, which, of course, will cause changes in value, the value of portfolio investments can be expected to decline in periods of rising interest rates and to increase in periods of declining interest rates. Therefore, if to achieve higher interest income Tax-Free Fund remains substantially fully invested at the same time that it has purchased obligations on a "when-issued" basis, there will be a greater possibility that the market value of Tax-Free Fund's assets will vary from $1.00 per share. See "Net Asset Value." However, Tax-Free Fund does not believe that under normal circumstances its net asset value or income will be affected by its purchase of obligations on a "when-issued" basis.

      When payment is made for "when-issued" securities, Tax-Free Fund will meet its obligations from its then available cash flow, sale of securities held in the separate account, sale of other securities or, although it would normally not expect to do so, from sale of the "when-issued" securities themselves (which may have a market value greater or less than the Fund's obligation). Sale of securities to meet such obligations would involve a greater potential for the realization of capital gains, which could cause Tax-Free Fund to realize income not exempt from federal income taxation.

      State and Municipal Lease Obligations.   Tax-Free Fund is permitted to
invest in state and municipal lease obligations ("municipal leases"). Traditionally, municipal leases have been viewed by the SEC staff as illiquid investments. However, subject to Board standards similar to the standards applicable to restricted securities (as discussed in the Prospectus), Insight may treat certain municipal leases as liquid investments and not subject to the policy limiting investments in illiquid investments.

      Municipal leases are issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Municipal leases may take the form of a lease, an installment purchase or conditional sale contract or a participation certificate in such a lease or contract. Municipal leases frequently have the special risks described below which are not associated with general obligation or revenue bonds issued by public bodies. In determining municipal leases in which the Fund will invest, Insight will evaluate the credit rating of the lessee and the terms of the lease. Additionally, Insight may require that certain municipal leases be secured by a letter of credit or put arrangement with an independent financial institution.

      The constitution and statutes of many states contain requirements with which the state and municipalities must comply whenever incurring debt. These requirements may include approving voter referendums, debt limits, interest rate limits and public sale requirements. Municipal leases have evolved as a means for public bodies to acquire property and equipment without needing to comply with all of the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations may be inapplicable for one or more of the following reasons: (a) the inclusion in many municipal leases of a "nonappropriation clause" that provides that the public body has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis; (b) the exclusion of a municipal lease from the definition of indebtedness under relevant state law; or (c) the provision in the municipal lease for termination at the option of the public body at the end of each fiscal year for any reason or, in some cases, automatically if not affirmatively renewed.

      If a municipal lease is terminated by the public body for nonappropriation or other reason not constituting a default under the lease, the rights of the lessor or holder of a participation interest therein are limited to repossession of the leased property without any recourse to the general credit of the public body. The disposition of the leased property by the lessor in the event of termination of the lease might, in many cases, prove difficult or result in a loss.

      Municipal leases represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional municipal obligations. Therefore, as mentioned above, municipal leases held by Tax-Free Fund will be treated as illiquid unless they are determined to be liquid pursuant to the aforementioned liquidity guidelines. Additionally, the lack of an established trading market for municipal leases may make the determination of fair market value more difficult.

                            INVESTMENT RESTRICTIONS

      In addition to the investment objectives and those policies identified as fundamental in the Prospectus, each of the Funds has adopted the following investment restrictions and limitations, which may not be changed without approval of shareholders owning a majority of the outstanding shares of each such Fund, which as used in the Prospectus and this Statement of Additional Information means the lesser of: (a) 67% or more of the shares present at a shareholders' meeting if more than 50% of such Fund's shares are represented at the meeting in person or by proxy; or (b) more than 50% of the outstanding shares of such Fund.

      None of the Funds may:

      (1) purchase common stocks, preferred stocks, warrants or other equity securities;

      (2) purchase securities, if immediately after such purchase more than 5% of its total assets would be invested in the securities of any one issuer (excluding securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities), except that, subject to applicable SEC rules (see the discussion of Rule 2a-7 below), up to 25% of its total assets may be invested without regard to this 5% limitation;

      (3) invest more than 25% of its total assets in any one industry, except that (i) with respect to Tax-Free Fund, this restriction shall not apply to municipal obligations; (ii) with respect to Prime Fund and Tax-Free Fund this restriction shall not apply to securities issued or guaranteed by United States banks or United States branches of foreign banks that are subject to the same regulation as United States banks; and (iii) this restriction shall not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

      (4) invest more than 5% of its assets in securities of issuers which, with their predecessors, have a record of less than three years continuous operation. (Securities of such issuers will not be deemed to fall within this limitation if they are guaranteed by an entity in continuous operation, with its predecessor, for more than three years);

      (5) borrow money, except for temporary or emergency non-investment purposes such as to accommodate abnormally heavy redemption requests, and then only in an amount not exceeding 5% of the value of its total assets at the time of borrowing;

      (6) pledge, mortgage or hypothecate its assets, except that to secure borrowings permitted by (5) above, it may pledge securities having a market value at the time of such pledge not exceeding 15% of its total assets;

      (7) sell securities short or purchase any securities on margin, except for such short-term credits as are necessary for clearance of portfolio transactions;

      (8) write, purchase or sell put or call options, straddles, spreads or any combination thereof except that Tax-Free Fund may acquire rights to resell obligations as set forth herein under "Great Hall Tax-Free Money Market Fund - Variable and Floating Rate Demand Municipal Obligations" and "Stand-By Commitments";

      (9)   underwrite any securities issued by others;

      (10) purchase or sell real estate or real estate mortgage loans (although the Funds may invest in obligations secured by interests in real estate), commodities, commodity contracts (including futures contracts), real estate partnership interests and oil, gas and mineral leases;

      (11) make loans, other than by entering into repurchase agreements and through the purchase of other permitted investments in accordance with its investment objective and policies; provided, however, that it may not enter into a repurchase agreement if, as a result thereof, more than 10% of its total assets would be subject to repurchase agreements maturing in more than seven days;

      (12) invest in companies for the purpose of exercising control or management of another company; or

      (13) invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

      If the issuer of a security is within a given industry and the security is guaranteed by an entity within a different industry, the industry of the guarantor rather than that of the issuer shall be deemed to be the industry for purposes of applying the test in investment restriction (3) above.

      With respect to the application of the 5% limitation contained in investment restriction (2) above to Tax-Free Fund, the non-governmental user of facilities financed by industrial development or pollution control revenue bonds and a financial institution issuing a letter of credit or comparable guarantee supporting a variable rate demand municipal obligation are considered to be issuers. In addition to the above restrictions and limitations, Tax-Free Fund may not purchase securities that are not municipal obligations and the income from which is subject to federal income tax, if such purchase would cause more than 20% of its total assets to be invested in such securities, except that Tax-Free Fund may invest more than 20% of its total assets in such securities during other than normal market conditions. Bonds subject to the alternative minimum tax are considered taxable for this test.

      Each Fund is managed in accordance with Rule 2a-7 under the 1940 Act, which imposes strict portfolio quality, maturity and diversification standards on money market funds. Immediately after the purchase of any investment by a Fund (other than a U.S. Government security or a security that is subject to a "guarantee"), the Fund may not have invested more than 5% of its total assets in securities issued by such issuer, except for certain temporary investments. Securities subject to guarantees are not subject to this test. However, immediately after a Fund acquires a security subject to a guarantee, then with respect to 75% of the Fund's total assets, not more than 10% of the Fund's total assets may be invested in securities either issued or guaranteed by such guarantor.

      With respect to investment restriction (13) above, "investment companies" refers only to companies registered as investment companies under the 1940 Act.

      In addition to the fundamental limitations set forth above, as a non-fundamental policy, each Fund may not invest more than 10% of its net assets in all forms of illiquid investments, as set forth in the Prospectus under "Illiquid Investments."

      With respect to each of the Funds, if a percentage restriction or limitation is adhered to at the time of investment, a later increase or decrease in such percentage resulting from a change in values or net assets will not be considered a violation thereof.

                                     TAXES

Taxation of the Funds-In General

      Each of the Funds has qualified as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and intends to continue to do so. To so qualify, a Fund must, among other things; (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies (the "90% test"); and (b) satisfy certain diversification requirements at the close of each quarter of such Fund's taxable year. Furthermore, in order to be entitled to pay exempt-interest dividends to shareholders, Tax-Free Fund must satisfy the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is exempt from federal income tax ("tax-exempt obligations").

      As a regulated investment company, a Fund will not be liable for federal income taxes on the part of its taxable net investment income and net capital gains, if any, that it distributes to shareholders if at least 90% of its net investment income (including tax-exempt income net of any disallowed deductions relating thereto) and net short-term capital gain for the taxable year is distributed. However, if for any taxable year a Fund does not satisfy the requirements of Subchapter M of the Code, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to shareholders as ordinary income to the extent of such Fund's current or accumulated earnings and profits.

      Each Fund will be liable for a nondeductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution requirement. To avoid the tax, during each calendar year a Fund must distribute: (a) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year; (b) at least 98% of its capital gain net income for the twelve-month period ending on October 31 (or December 31, if such Fund so elects); and (c) any portion (not taxed to such Fund) of the respective balances from the prior year. Each Fund intends to make sufficient distributions to avoid this 4% excise tax.

      If Tax-Free Fund disposes of a tax-exempt obligation that it acquired after April 30, 1993 at a market discount, it must recognize any gain it realizes on the disposition as ordinary income (and not as capital gain) to the extent of the accrued market discount.

      If a shareholder receives an exempt-interest dividend with respect to any share and sells or exchanges such share after holding it for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the amount of such exempt-interest dividend. In certain limited instances, the portion of Social Security benefits received by shareholders that are subject to federal income tax may be affected by the amount of tax-exempt interest income, including exempt-interest dividends, received by shareholders of the Fund.

      Distributions of exempt-interest dividends by Tax-Free Fund may be subject to state and local taxes even though a substantial portion of such distributions may be derived from interest on tax-exempt obligations that, if realized by the shareholder directly, would be exempt from such taxes. Tax-Free Fund will report to its shareholders annually after the close of its taxable year the percentage and source, on a state-by-state basis, of interest income earned on tax-exempt obligations held by such Fund during the preceding year. Shareholders of Tax-Free Fund are advised to consult their tax advisers concerning the application of state and local taxes.

      Under the Code, investors will not be allowed to deduct interest on indebtedness incurred or continued to purchase or carry shares of an investment company paying exempt-interest dividends to the extent such interest expenses relate to exempt-interest dividends received by the shareholder. State laws may also restrict the deductibility of interest on indebtedness incurred or continued to purchase or carry shares of a Fund. Indebtedness may be allocated to shares of a Fund even though not directly traceable to the purchase of such shares.

      Tax-Free Fund may acquire variable and floating rate demand municipal obligations and "stand-by commitments" or "puts" from banks and municipal securities dealers. See "Great Hall Tax-Free Money Market Fund - Variable and Floating Rate Demand Municipal Obligations" and "Stand-By Commitments" in this Statement of Additional Information. With respect to each such acquisition, an opinion of issuer's counsel will be issued that Tax-Free Fund will be treated for federal income tax purposes as the owner of the municipal obligations acquired subject to such demand features or to such stand-by commitments; the interest on such municipal obligations will be tax-exempt to Tax-Free Fund; and the purchase prices of municipal obligations subject to stand-by commitments must be allocated between such securities and stand-by commitments based upon their relative fair market values.

      A Fund, or a shareholder's broker with respect to a Fund, is required to withhold federal income tax at a rate of 31% of the dividends, capital gains distributions and proceeds of redemptions if a shareholder fails to furnish such Fund with a correct taxpayer identification number ("TIN") or to certify that the shareholder is exempt from such withholding or if the Internal Revenue Service notifies such Fund or broker that the shareholder has provided such Fund with an incorrect TIN or failed to properly report dividend or interest income for federal income tax purposes. Any such withheld amount will be fully creditable on each shareholder's individual federal income tax return. An individual's TIN is his or her social security number.

      The foregoing is only a summary of some of the important federal tax considerations generally affecting the Funds and their shareholders. No attempt is made to present a detailed explanation of the federal or state income tax treatment of the Funds or their shareholders, and this discussion is not intended as a substitute for careful tax planning.

      Each investor is advised to consult his or her tax adviser regarding specific questions as to federal, state, local and foreign taxation.

                          PORTFOLIO TRANSACTIONS

      As provided in the investment advisory agreement in effect between Insight and the Funds, Insight makes investment decisions and decisions as to the execution of portfolio transactions for the Funds, subject to the general supervision of the Board of Directors of Great Hall. At times, investment decisions may be made to purchase or sell the same investment security for more than one Fund, in which case the transactions will be allocated as to amount and price in a manner considered equitable to each Fund. In some cases this procedure may possibly have a detrimental effect on the price or volume of the security as far as one or more Funds are concerned. On the other hand, the ability of the Funds to participate in volume transactions may produce better executions for the Funds in some cases. It is the opinion of the Board of Directors that the benefits available because of Insight's organization outweigh any disadvantages that may arise from exposure to simultaneous transactions.

      Under the 1940 Act, persons affiliated with Great Hall are prohibited from dealing with Great Hall as a principal in the purchase and sale of investments. Since over-the-counter transactions are usually principal transactions, affiliated persons of Great Hall may not serve as a dealer in connection with such transfers or commitments. The 1940 Act also prohibits Great Hall from purchasing a security being publicly underwritten from a syndicate in which any affiliated person is a principal underwriter except in accordance with certain limitations. Furthermore, Great Hall may not use any affiliated person as a broker or dealer in executing portfolio transactions without complying with the limitations imposed by the rules of the SEC, which rules require the commissions, fees or other remuneration received by such affiliated broker or dealer be: (a) reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers or dealers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time; and (b) at least as favorable as commissions contemporaneously charged by such affiliated broker or dealer on comparable transactions for its most favored comparable unaffiliated customers.

      Most purchase and sale transactions with respect to a Fund are with the issuer or an underwriter or with major dealers of securities acting as principals. Such transactions are normally on a net basis and generally do not involve payment of brokerage commissions. However, the cost of securities purchased from an underwriter normally includes a commission paid by the issuer to the underwriter. Purchases or sales from or to dealers will normally reflect the spread between bid and ask prices.

      Insight, in effecting purchases and sales of portfolio securities for the accounts of the Funds, will place orders in such manner as in its opinion will offer the best price and market for the execution of each transaction. Given the best price and market obtainable, it is the practice of the Funds when purchasing through dealers to select them primarily on the basis of the furnishing by such dealers, in addition to satisfactory execution of the transaction, of research information and statistical and other services to Insight. It is not always possible to place a dollar value on information and services received from dealers. Since it is only supplementary to Insight's own research efforts, the receipt of research information is not expected to reduce significantly Insight's expenses. Such Funds may also consider, subject to the requirement of best execution, dealers' sales of the Funds' shares when selecting dealers to execute portfolio transactions. While Insight will be primarily responsible for the placement of such Funds' business, the policies and practices of the Funds in this regard must be consistent with the foregoing and will at all times be subject to review by the Board of Directors of Great Hall.

      Because brokerage commissions as such are not usually paid in connection with the purchase or sale of the securities in which the Funds invest and because transactional costs are small, portfolio turnover is not expected to materially affect net asset value or yields. None of the Funds paid any brokerage commissions during the year ended July 31, 1998. Securities with maturities of less than one year are excluded from required portfolio turnover rate calculations, and therefore, each Fund's turnover rate for reporting purposes will be zero.

                    MANAGEMENT AND DISTRIBUTION AGREEMENTS

Investment Adviser; Investment Advisory Agreement

      Insight serves as each Fund's investment adviser. Insight is a wholly-owned subsidiary of Dain Rauscher Corporation ("DRC").

      Pursuant to an investment advisory agreement (the "Advisory Agreement"), Insight performs and bears the internal cost of research, statistical analysis and continuous supervision of the investment portfolio of each Fund and furnishes office facilities and certain clerical and administrative services to the Funds. In addition, Insight bears all promotional expenses, including the cost of printing and distributing prospectuses utilized for promotional purposes. Other expenses are borne by whichever Fund incurs the expense and such expenses include, but are not limited to, taxes, interest, brokerage fees and commissions, and costs and expenses associated with the following matters and services: registration and qualification of Great Hall, the Funds and their shares with the SEC and the various states; services of custodians, transfer agent, dividend disbursing agent, accounting services agents, shareholder services agents, independent auditors and outside legal counsel; maintenance of corporate existence; preparation, printing and distribution of prospectuses to existing Fund shareholders; services of Great Hall directors who are not employees of Insight or of the Distributor or any of their affiliates; directors' and shareholders' meetings, including the printing and mailing of proxy materials; insurance premiums for fidelity and other coverage; issuance and sale of Fund shares (to the extent not borne by the Distributor under its agreement with Great Hall); redemption of Fund shares; printing and mailing of stock certificates representing shares of the Funds; association membership dues; preparation, printing and mailing of shareholder reports; and portfolio pricing services, if any. Expenses borne by Great Hall and attributable to only one Fund will be allocated to that Fund; expenses that are not specifically allocable will be allocated to each Fund in a manner and on a basis determined in good faith by the Board of Directors of Great Hall, including a majority of the Directors who are not "interested" persons of Great Hall or Insight, to be fair and equitable.

      Under the Advisory Agreement, Insight receives a monthly advisory fee based upon the average value of each Fund's daily net assets. The Tax-Free Fund pays Insight a fee at an annual rate of .50% of its average daily net assets. The Prime Fund and the Government Fund each pay an advisory fee that is scaled downward as net assets increase. The fee for the Prime Fund is paid at an annual rate of .55% on average daily net assets up to $700 million, .50% on average daily net assets of over $700 million up to $1.2 billion, .45% on average daily net assets of over $1.2 billion up to $2 billion, and .40% on average daily net assets of over $2 billion. The fee for the Government Fund is paid at an annual rate of .50% on average daily net assets up to $100 million, .40% on average daily net assets of over $100 million up to $300 million, and .35% on average daily net assets over $300 million. During the year ended July 31, 1998 Prime Fund, Government Fund and Tax-Free Fund paid advisory fees of $17,513,185, $963,402 and $2,371,641, respectively. During the year ended July 31, 1997, Prime Fund, Government Fund and Tax-Free Fund paid advisory fees of $13,295,885, $796,320 and $2,007,198, respectively. During the year ended July 31, 1996, Prime Fund, Government Fund and Tax-Free Fund paid advisory fees of $9,571,808, $636,499 and $1,925,659, respectively.

      The Advisory Agreement continues in effect from year to year, if specifically approved at least annually by a vote cast in person at a meeting called for such purpose by a majority of the Directors of Great Hall, and a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of Great Hall or Insight ("Independent Directors"). The Advisory Agreement may be terminated by either party thereto, by the Independent Directors or by a vote of the holders of a majority of the outstanding securities of Great Hall, at any time, without penalty, upon 60 days' written notice, and automatically terminates in the event of an assignment. Termination will not affect the right of Insight to receive payment of any unpaid balance of the compensation earned prior to termination.

The Distributor

      The Funds are distributed by Dain Rauscher Incorporated (the "Distributor"), a member firm of the New York Stock Exchange (the "NYSE"), the National Association of Securities Dealers, Inc. and a wholly owned subsidiary of DRC. The Funds have agreed to indemnify the Distributor and its affiliates, to the extent permitted by applicable law, against certain liabilities under the Securities Act of 1933.

                       DETERMINATION OF NET ASSET VALUE

      The net asset value per share of each Fund is calculated separately for each Fund. The assets and liabilities of each Fund are determined in accordance with generally accepted accounting principles and the applicable rules and regulations of the SEC. Assets and liabilities attributable to a specific Fund are allocated to that Fund. Assets and liabilities not readily identifiable to a Fund will be allocated among the Funds in a manner and on a basis determined in good faith pursuant to procedures established by the Board of Directors, including a majority of the Directors who are not "interested persons" of Great Hall or Insight, to be fair and equitable.

      The Funds value their portfolio securities using the amortized cost method. This method involves valuing a security at its cost and thereafter accruing any discount or premium at a constant rate to maturity. By declaring these accruals to a Fund's shareholders in the daily dividend, the value of such Fund's assets and, thus, its net asset value per share, will generally remain constant. Although this method provides certainty in valuation, it may result in periods during which the value of a Fund's securities, as determined by amortized cost, is higher or lower than the price such Fund would receive if it sold the securities. During such periods, the yields on shares of such Fund may differ somewhat from that obtained in similar funds with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of their portfolio securities. For example, if the use of amortized cost by any Fund resulted in lower aggregate portfolio value on a particular day, prospective investors in such Fund would be able to obtain a somewhat higher yield than would result from investments in a similar fund utilizing solely market values. The converse would apply during a period of rising interest rates.

      In connection with the use of the amortized cost method, the Funds maintain a dollar-weighted average portfolio maturity of 90 days or less and purchase only portfolio securities having remaining maturities of 397 days or less, except for the Government Fund, which voluntarily maintains a dollar-weighted average portfolio maturity of 60 days or less. With respect to Tax-Free Fund, and as described under "Great Hall Tax-Free Money Market
Fund -- Variable and Floating Rate Demand Municipal Obligations" in this Statement of Additional Information, securities having a stated maturity of more than 397 days may be purchased by Tax-Free Fund if they have demand and variable or floating rate features, together with appropriate quality characteristics, that permit determination that such securities may be deemed to have a maturity of less than 397 days. The Board of Directors of Great Hall has also established procedures designed to stabilize, to the extent reasonably possible, each Fund's net asset value per share, as computed for purposes of sales and redemptions, at $1.00. Such procedures include review of each Fund's portfolio holdings by the Board of Directors of Great Hall at such intervals as it may deem appropriate to determine whether each Fund's net asset value calculated by using available market quotations deviates from $1.00 per share and, if so, whether such deviation may result in material dilution or may be otherwise unfair to existing shareholders. With respect to Tax-Free Fund, these procedures also include a review by Insight, in accordance with policies established by the Board of Directors of Great Hall and not less frequently than monthly, of the quality of certain municipal obligations having variable or floating interest rates and demand features that permit Tax-Free Fund to calculate the maturity of such obligations to a point in time prior to their stated maturity. In the event that the Board of Directors of Great Hall determines that a material deviation from net asset value exists, the Board will take such corrective action as it deems necessary and appropriate, which action might include selling portfolio securities prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, or establishing net asset values per share by using available market quotations.

      The portfolio securities in which each Fund invests fluctuate in value, and hence the net asset value per share (and therefore, the public offering price) of each Fund may also fluctuate. On July 31, 1998, the net asset value and the maximum public offering price per share for the Funds were calculated as follows:

Prime Fund

      Net Assets        ($4,844,351,715)  =  Net Asset Value Per Share ($1.00)
   -------------------------------------
   Shares Outstanding    (4,844,351,715)

Government Fund

      Net Assets          ($228,929,484)  =  Net Asset Value Per Share ($1.00)
   -------------------------------------
      Shares Outstanding   (228,929,484)

Tax-Free Fund

      Net Assets          ($545,848,666)  =  Net Asset Value Per Share ($1.00)
   -------------------------------------
      Shares Outstanding   (545,848,666)

                        CALCULATION OF PERFORMANCE DATA

Yield

      As stated in the Prospectus, each Fund from time to time may advertise its yield.

      The current yield of the Funds is computed by determining the change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of a seven-day period, and dividing the change by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7), with the resulting yield figure carried to at least the nearest hundredth of one percent.

      For the seven-day period ended July 31, 1998, the current yields of Prime Fund, Government Fund and Tax-Free Fund were 5.06%, 4.98% and 3.03%, respectively.

      The effective or compounded yield for the Funds is computed by determining the change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of a seven-day period, and dividing the change by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

            Effective yield = [(Base period return + 1) 365/7] - 1

      For the seven-day period ended July 31, 1998, the effective yields of Prime Fund, Government Fund and Tax-Free Fund were 5.19%, 5.10% and 3.08%, respectively.

      The taxable equivalent yield of Tax-Free Fund is calculated by applying the stated income tax rate only to that portion of the Tax-Free Fund's seven-day yield or effective yield that is exempt from taxation. The stated income tax rate is subtracted from the number 1 (e.g., 1 minus 36% equals 64%), and the tax-exempt portion of the yield is divided by the difference. The result is then added to that portion of Tax-Free Fund's yield, if any, that is not tax-exempt.

      Assuming federal marginal tax rates of 28%, 31%, 36% and 39.6%, the taxable equivalent current yields of Tax-Free Fund for the seven-day period ended July 31, 1998 were 4.21%, 4.39%, 4.73% and 5.02%, respectively.
Assuming the same federal marginal tax rates, the taxable equivalent effective yields of Tax-Free Fund for the seven-day period ended July 31, 1998 were 4.27%, 4.46%, 4.81% and 5.10%, respectively.

                            DIRECTORS AND OFFICERS

      Directors and officers of Great Hall, together with information as to their principal occupations during the past five years, are set forth below. Except as otherwise set forth below, the address of each officer and director is the same as that of Great Hall - 60 South Sixth Street, Minneapolis, Minnesota 55402.

                                         Principal Occupations During the
Name and Address           Position      Past Five Years and Other Affiliations
----------------           --------      --------------------------------------

T. Geron ("Jerry") Bell    Director      President of the Minnesota Twins
34 Puckett Place                         Baseball Club
Minneapolis, MN 55415                    Incorporated since 1987.

Sandra J. Hale             Director      President of Enterprise Management,
2308 West Lake of the                    Int'l. since 1991; Minnesota
 Isles Pkwy.                             Commissioner of Administration from
Minneapolis, MN 55405                    1982 to 1990.

Ron James                  Director      Formerly President and Chief Executive
300 Sycamore Lane                        Officer of Ceridian Corporation-Human
Plymouth, MN 55441                       Resources Group (January 1996-January
                                         1998); Vice-President - Minnesota of
                                         U.S. West Communications from 1990 to
                                         December 1995; Vice President and
                                         General Manager-Large Business Markets
                                         of U.S. West Communications from 1987
                                         to 1990.

Jay H. Wein                Director      Independent consultant since April
5305 Elm Ridge Circle                    1995; Director of Information
Excelsior, MN 55331                      Advantage, Inc. since 1992 and
                                         Chairman from 1992 to April 1995;
                                         Retired in August 1989 after 15 years
                                         as Office Managing Partner of the
                                         Minneapolis/St. Paul Office of Arthur
                                         Andersen & Co.

J. Scott Spiker        Chief Executive   Senior Executive Vice President of the
                           Officer       Distributor; Chief Executive Officer
                                         and Director of Insight; Senior Vice
                                         President and Business Manager,
                                         Employee Benefit Services, of Norwest
                                         Corporation from 1990 through January
                                         1994; Product Manager, Institutional
                                         Collective Funds, of Norwest
                                         Corporation from 1989 through January
                                         1994.

Raye C. Kanzenbach     Chief Investment  Managing Director and Chief Investment
                           Officer       Officer of Insight; prior to 1991,
                                         Director, Senior Vice President and
                                         Secretary of Insight Bond Management,
                                         Inc. since 1983.

Julie K. Getchell      Chief Financial   President and Chief Operating Officer
                           Officer       of Insight and Senior Vice President
                                         of the Distributor.

                                         Principal Occupations During the
Name and Address           Position      Past Five Years and Other Affiliations
----------------           --------      --------------------------------------
Matthew L. Thompson       Secretary      Partner of Faegre & Benson LLP, Great
2200 Norwest Center                      Hall's general counsel, since May
90 South Seventh Street                  1995; Vice President, Assistant
Minneapolis, MN 55402                    Secretary and Corporate/Fund Counsel
                                         of DRC from January 1994 to May 1995;
                                         prior thereto, Partner of Dorsey &
                                         Whitney since 1993 and Associate of
                                         Dorsey & Whitney from 1985 through
                                         1992.

Thomas D. Vogel           Compliance     Vice President and Controller of
                            Office       Insight and the Distributor's Business
                                         Services Group; Assistant Controller
                                         of Insight from 1993 to 1995.

      The annual compensation of each Director is $6,000 plus $1,000 for each meeting attended. No compensation is paid by Great Hall to its officers. The following table sets forth for such period the aggregate compensation (excluding expenses) paid by Great Hall to its directors during the fiscal year ended July 31, 1998:

                                                        Pensions or Retirement
                                         Aggregate         Benefits Accrued
                                       Compensation           as part of
      Name of Director                from Great Hall     Great Hall Expenses
      ----------------                ---------------     -------------------
      T. Geron (Jerry) Bell               $10,000                None
      Sandra J. Hale                      $10,000                None
      Ron James                           $10,000                None
      Jay H. Wein                         $10,000                None

      Additional directors of Insight are as follows:

        Name                             Other Positions
-----------------------                  -------------------------------------
        Irving Weiser                    Chairman, Chief Executive Officer and
                                         President of the Distributor

        John C. Appel                    Vice Chairman and Chief Financial
                                         Officer of the Distributor

        Ronald A. Tschetter              Senior Executive Vice President of
                                         the Distributor (Private Client Group)

        Nelson D. Civello                Senior Executive Vice President of
                                         the Distributor (Fixed Income Capital
                                         Markets Group)

        Kenneth J. Wessels               Senior Executive Vice President of the
                                         Distributor (Equity Capital Markets
                                         Group)

                              GENERAL INFORMATION

      Under the terms of the Custodian Agreement, Norwest Bank Minnesota, N.A. (the "Custodian") holds and safekeeps all of the assets of each Fund. For its services, the Custodian receives from each Fund a monthly fee based upon the average market value of such Fund's securities held in custody plus securities transaction charges; it is also reimbursed for certain out-of-pocket expenses.

      Under the terms of an Investment Account Agreement, Investors Fiduciary Trust Company (the "Fund Accounting Agent") performs necessary investment accounting and recordkeeping services for the Fund. For its services, the Fund Accounting Agent is paid a monthly fee and is reimbursed for certain out-of-pocket expenses.

      Under the terms of the Transfer Agency Agreement, PFPC, Inc. (the "Transfer Agent") maintains the shareholder account records for each Fund, handles certain communications between shareholders and each Fund, distributes dividends and distributions payable by each Fund and produces statements with respect to account activity for each Fund and its shareholders. For these services, the Transfer Agent receives a flat monthly fee and is also reimbursed for certain out-of-pocket expenses.

      The Distributor also performs certain shareholder account services for the Funds pursuant to a Shareholder Account Service Agreement. Under the terms of the Shareholder Account Service Agreement, the Distributor disburses or credits all proceeds of redemptions, dividends and other distributions to shareholders, handles certain communications between shareholders and each Fund, prepares shareholder records, maintains a master account with the Transfer Agent on behalf of shareholders and performs other related services. For its services, the Distributor receives a monthly fee computed on the basis of the number of shareholder accounts that are maintained for each Fund during the month and also is reimbursed for certain out-of-pocket expenses.

      Great Hall maintains accounting records that specifically allocate assets and liabilities on a series by series basis. The shares of each series represent an undivided interest in the assets and liabilities specifically allocated to that series. Creditors and other persons contracting with Great Hall with respect to a series may look solely to the assets of that series to satisfy claims against Great Hall.

      All Fund shares are the same class and are freely transferable. Each share has equal dividend rights and is entitled to one vote at all shareholder meetings. Separate votes are taken by each series of Great Hall except to the extent that the 1940 Act requires shares of all series to be voted in the aggregate. Shares have non-cumulative voting rights, so that the holders of more than 50% of the shares can, if they choose to do so, elect all the directors of Great Hall, in which event the holders of the remaining shares will be unable to elect any person as a director. Whenever the approval of a majority of the outstanding shares of a series of Great Hall is required in connection with shareholder approval of an investment advisory agreement, changes in the investment objectives, policies or limitations of that series, or changes in the distribution expense plan, a "majority" shall mean the vote of the lesser of: (a) 67% or more of the shares of such series present at a meeting, if the holders of more than 50% of the outstanding shares of such series are present in person or by proxy; or (b) more than 50% of the outstanding shares of such series. Dain Rauscher Incorporated is the record owner of all the shares of each Fund. As of November 5, 1998, Paul G. Allen, 110 110th Ave. N.E., Bellevue, Washington 98004, was the beneficial owner of 22.5% of Prime Fund's shares, William B. King, Private Business Incorporated, P.O. Box 1603, Brentwood, Tennessee 37024, was the beneficial owner of 5.1% of Government Fund's shares, and William L. Grewcock, 2123 Mullen Road, Omaha, Nebraska 68124, was the beneficial owner of 11.5% of Tax-Free Fund's shares. Depending on prevailing economic and market conditions, the presence of one or more large beneficial owners in a Fund could pose certain risks to the Fund and its other shareholders. For example, the presence of such a shareholder could raise liquidity concerns which could require the Fund to invest in a manner that may not optimize investment returns. As of the date of this Statement of Additional Information, Insight does not believe that the presence of any of the aforementioned beneficial owners poses such a risk.

      Great Hall is not required under Minnesota law to hold annual or periodically scheduled regular meetings of shareholders, and does not intend to hold such meetings. The Board of Directors may convene shareholder meetings when it deems appropriate. In addition, if a regular meeting of shareholders has not been held during the immediately preceding 15 months, a shareholder or shareholders holding three percent or more of the voting shares of Great Hall may demand a regular meeting of shareholders by written notice of demand given to the chief executive officer or the chief financial officer of Great Hall. Within 90 days after receipt of the demand, a regular meeting of shareholders must be held at the expense of Great Hall. Irrespective of whether a regular meeting of shareholders has been held during the immediately preceding 15 months, in accordance with Section 16(c) of the 1940 Act, the Board of Directors of Great Hall shall promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares, and Great Hall will assist in communications with other shareholders as required by the 1940 Act.

      Under Minnesota law, the Board of Directors has overall responsibility for managing Great Hall in good faith, in a manner reasonably believed to be in the best interests of Great Hall, and with the care an ordinarily prudent person in a like position would exercise in similar circumstances.

      Under Minnesota law, directors owe Great Hall and its shareholders certain fiduciary duties, including a duty of "loyalty" (to act in good faith and in the best interests of Great Hall) and a duty of "care" (to act with the care that a reasonably prudent person would exercise under similar circumstances). Minnesota law authorizes corporations to eliminate the personal monetary liability of directors to the corporation or its shareholders for breach of the duty of "care." Directors of corporations adopting such a limitation provision still owe the corporation this duty of "care," but under most circumstances cannot be sued for monetary damages for breaches of such duty. The Articles of Incorporation of Great Hall limit the liability of directors to the fullest extent permitted by law.

      The directors of Great Hall remain fully liable (including possibly for monetary damages) for breaches of their duty of "loyalty," for self-dealing, for bad faith and intentional misconduct, and for violations of the 1933 Act, the Securities Exchange Act of 1934, and certain provisions of Minnesota corporation law. Additionally, the 1940 Act prohibits limiting a director's liability for willful misfeasance, bad faith, gross negligence, or reckless disregard of the director's duties in the conduct of the director's office, and it is uncertain whether and to what extent directors remain liable for monetary damages for violations of the 1940 Act. The SEC staff has taken the position that investment company directors remain liable for monetary damages under certain circumstances.

      Upon issuance and sale in accordance with the terms of the Funds' Prospectus and Statement of Additional Information, each share of a Fund will be fully paid and non-assessable. Shares have no preemptive, subscription or conversion rights and are redeemable as set forth under "How To Redeem Shares" in the Prospectus. In the event of the dissolution or liquidation of Great Hall, the holders of the shares of any Fund are entitled to receive, as a class, the underlying assets of such Fund available for distribution to shareholders.

                             COUNSEL AND AUDITORS

      Faegre & Benson LLP, 2200 Norwest Center, 90 South Seventh Street, Minneapolis, Minnesota 55402, serves as Great Hall's general counsel. Lindquist & Vennum PLLP, 4200 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota 55402, serves as counsel to Great Hall's disinterested directors.

      KPMG Peat Marwick LLP, 90 South Seventh Street, 4200 Norwest Tower, Minneapolis, Minnesota 55402, has been selected as the independent auditors of Great Hall for its fiscal year ending July 31, 1999.

                        FINANCIAL AND OTHER INFORMATION

      The Prospectus and this Statement of Additional Information do not contain all the information included in Great Hall's Registration Statement filed with the SEC under the 1933 Act and the 1940 Act (the "Registration Statement") with respect to the securities offered by the Prospectus and this Statement of Additional Information. Certain portions of the Registration Statement have been omitted from the Prospectus and this Statement of Additional Information pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits thereto may be examined at the office of the SEC in Washington, D.C.

      Statements contained in the Prospectus or in this Statement of Additional Information as to any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Statement of Additional Information form a part, each such statement being qualified in all respects by such reference.

                                   APPENDIX

                            RATINGS OF INVESTMENTS

      The following is a description of Standard & Poor's Corporation ("S&P") and Moody's Investors Service, Inc. ("Moody's") commercial paper, loan, note and bond ratings. To the extent that ratings accorded by S&P or Moody's may change as a result of changes in such organizations, the Funds will attempt to use comparable rating standards for their permissible investments.

Description of Moody's Commercial Paper, Loan and Note Ratings.

      The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Repayment capacity will normally be evidenced by the following characteristics:

     bullet  Leading market positions in well established industries.
     bullet  High rates of return on funds employed.
     bullet  Conservative capitalization structures with moderate reliance on debt and ample asset protection.
     bullet  Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
     bullet Well established access to a range of financial markets and assured sources of alternate liquidity.

      Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

      Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

      Loans bearing the designation MIG-1 by Moody's are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

      Loans bearing the designation of MIG-2 are of high quality, with margins of protection ample although not so large as the preceding group.

      Loans bearing the designation of MIG-3 are of favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Description of S&P's Commercial Paper and Municipal Note Ratings

      The rating A is the highest commercial paper rating assigned by S&P. Issues in this category have the greatest capacity for timely payment and are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

      The designation A-1 indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

      The designation A-2 indicates that the capacity for timely payment is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

      The designation A-3 indicates a satisfactory capacity for timely payment. However, issues with this designation are somewhat more vulnerable to the adverse effects of changes in circumstances than issues carrying the higher designations.

      Municipal notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issuers determined to possess overwhelming safety characteristics will be given a plus (+) designation.

      Municipal notes rated SP-2 have a satisfactory capacity to pay principal and interest.

      Municipal notes rated SP-3 have a speculative capacity to pay principal and interest.

Description of S&P's Bond Ratings

      AAA-Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

      AA-Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from AAA issues only in a small degree.

      A-Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

      BBB-Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Although they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher-rated categories.

      BB, B, CCC, CC, C-Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

      Plus (+) or (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Description of Moody's Bond Ratings

      Aaa-Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa-Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than with respect to Aaa securities.

      A-Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa-Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba-Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B-Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa-Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Within each rating classification from Aa through B, Moody's has assigned the numerical modifiers 1, 2 and 3. The modifier 1 indicates that a security ranks in the high end of that rating category, 2 in the mid-range of a category and 3 nearer the low end of a category.

INDEPENDENT AUDITORS' REPORT
The Board of Directors and Shareholders
Great Hall Investment Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments in securities, of Prime Money Market Fund, U.S. Government Money Market Fund, Tax-Free Money Market Fund and Institutional Prime Money Market Fund (funds within Great Hall Investment Funds, Inc.) as of July 31, 1998 and the related statements of operations for the year then ended and for the period from August 11, 1997 (commencement of operations) to July 31, 1998 for Institutional Prime Money Market Fund and the statements of changes in net assets for each of the years in the two-year period ended July 31, 1998 and for the period from August 11, 1997 (commencement of operations) to July 31, 1998 for the Institutional Prime Money Market Fund and the financial highlights for each of the years in the five-year period ended July 31, 1998 and for the period from August 11, 1997 (commencement of operations) to July 31, 1998 for the Institutional Prime Money Market Fund. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased but not received, we request confirmations from brokers, and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of Prime Money Market Fund, U.S. Government Money Market Fund, Tax-Free Money Market Fund and Institutional Prime Money Market Fund at July 31, 1998, and the results of their operations, changes in their net assets and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.

                                                  KPMG Peat Marwick LLP

Minneapolis, Minnesota
September 4, 1998

STATEMENTS OF ASSETS AND LIABILITIES
July 31, 1998

                                                                                         Institutional
                                             Prime      U.S. Government    Tax-Free          Prime
                                             Money           Money           Money           Money
                                          Market Fund     Market Fund     Market Fund     Market Fund
--------------------------------------------------------------------------------------------------------
Assets:
Investments in securities
  at market value (note 2),
  including repurchase agreements of
  $0; $56,950,000; $0 and $0, respectively
  (identified cost $4,831,104,788;
  $227,945,524; $544,295,708 and
  $212,896,115, respectively........    $4,831,104,788    $227,945,524    $544,295,708    $212,896,115
Cash in bank on demand deposit......           163,128          64,742          40,054          23,372
Accrued interest receivable.........        16,549,950       1,106,749       3,119,785       1,022,933
Organization costs (note 2).........                --              --              --           6,782
--------------------------------------------------------------------------------------------------------
Total assets........................     4,847,817,866     229,117,015     547,455,547     213,949,202
--------------------------------------------------------------------------------------------------------
Liabilities:
Payable for investment
  securities purchased..............                --              --       1,266,974              --
Accrued investment advisory fee.....         1,955,598          85,488         231,234          44,143
Other accrued expenses..............         1,510,553         102,043         108,673         119,849
--------------------------------------------------------------------------------------------------------
Total liabilities...................         3,466,151         187,531       1,606,881         163,992
--------------------------------------------------------------------------------------------------------
Net assets applicable to
  outstanding capital stock.........    $4,844,351,715    $228,929,484    $545,848,666    $213,785,210
--------------------------------------------------------------------------------------------------------
Represented by:
Capital stock - authorized 100
  billion shares of $.01 par value
  for each Fund, outstanding
  4,844,351,715; 228,929,484;
  545,848,666 and 213,785,210
  shares, respectively..............       $48,443,517      $2,289,295      $5,458,487      $2,137,852
Additional paid-in capital..........     4,795,908,198     226,640,189     540,390,179     211,647,358
--------------------------------------------------------------------------------------------------------
  Total - representing net assets
    applicable to outstanding
    capital stock...................    $4,844,351,715    $228,929,484    $545,848,666    $213,785,210
--------------------------------------------------------------------------------------------------------
Net asset value per share
  of outstanding capital stock......             $1.00           $1.00           $1.00           $1.00
--------------------------------------------------------------------------------------------------------

                                     See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
Year ended ended July 31, 1998

                                                                                  Institutional
                                         Prime     U.S. Government   Tax-Free         Prime
                                         Money          Money          Money          Money
                                      Market Fund    Market Fund    Market Fund    Market Fund
-----------------------------------------------------------------------------------------------
Income:
  Interest......................     $220,561,512    $12,055,911    $17,214,394    $6,009,892
-----------------------------------------------------------------------------------------------
Expenses (note 4):
  Investment advisory fee.......       17,513,185        963,402      2,371,641       265,908
  Custodian, accounting and
    transfer agent fees.........          263,500         61,450         63,800        52,447
  Sub-accounting fees...........        3,495,000         91,200        100,300         2,920
  Reports to shareholders.......        1,491,064         38,000         36,189         5,700
  Amortization of
    organization costs..........               --             --             --         1,635
  Directors' fees...............           12,000         12,000         12,000        10,000
  Audit and legal fees..........           29,500         22,500         18,300        13,800
  Registration fees.............        1,415,317         41,900        138,000        71,650
  Administrative................           52,500          5,400          4,100         7,050
  Other expenses................          168,893         33,681          6,783        10,979
-----------------------------------------------------------------------------------------------
Total expenses..................       24,440,959      1,269,533      2,751,113       442,089
Less expenses voluntarily
  waived or absorbed
  by Advisor....................               --             --             --       (28,050)
-----------------------------------------------------------------------------------------------
Total net expenses..............       24,440,959      1,269,533      2,751,113       414,039
-----------------------------------------------------------------------------------------------
Investment income - net.........      196,120,553     10,786,378     14,463,281     5,595,853
-----------------------------------------------------------------------------------------------
Net increase in net assets
  resulting from operations.....     $196,120,553    $10,786,378    $14,463,281    $5,595,853
-----------------------------------------------------------------------------------------------
  * Period from August 11, 1997 (commencement of operations) to July 31, 1998.

                         See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
                                                            Prime
                                                      Money Market Fund
-------------------------------------------------------------------------------
                                                   Year              Year
                                                   Ended             Ended
                                               July 31, 1998     July 31, 1997
-------------------------------------------------------------------------------
Operations:
  Investment income, net........               $196,120,553      $139,170,560
-------------------------------------------------------------------------------
Net increase in net assets
  resulting from operations.....                196,120,553       139,170,560
-------------------------------------------------------------------------------
Distributions to
  shareholders from:
    Investment income - net.....               (196,120,553)     (139,170,560)
-------------------------------------------------------------------------------
  Total distributions
    to shareholders.............               (196,120,553)     (139,170,560)
-------------------------------------------------------------------------------
Capital share transactions at net
  asset value of $1.00 per share:
    Proceeds from sales.........              5,231,760,076     1,741,550,277
    Shares issued for
      reinvestment of
      distributions.............                196,120,553       139,170,560
    Payment for
      shares redeemed...........             (3,713,382,899)   (1,156,322,769)
-------------------------------------------------------------------------------
  Increase in net assets
    from capital share
    transactions................              1,714,497,730       724,398,068
-------------------------------------------------------------------------------
Total increase in net assets....              1,714,497,730       724,398,068
-------------------------------------------------------------------------------
Net assets at
  beginning of year.............              3,129,853,985     2,405,455,917
-------------------------------------------------------------------------------
Net assets at end of year.......             $4,844,351,715    $3,129,853,985
-------------------------------------------------------------------------------
  * Commencement of operations.

                 See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

---------------------------------------------------------------------------------------------------------------
                                         Year          Year            Year           Year       Period from
                                        Ended         Ended           Ended          Ended    Ended 8/11/97* to
                                       7/31/98       7/31/97         7/31/98        7/31/97        7/31/98
---------------------------------------------------------------------------------------------------------------
Operations:
  Investment income, net........     $10,786,378    $8,454,406     $14,463,281    $12,139,464     $5,595,853
---------------------------------------------------------------------------------------------------------------
Net increase in net assets
  resulting from operations.....      10,786,378     8,454,406      14,463,281     12,139,464      5,595,853
---------------------------------------------------------------------------------------------------------------
Distributions to
  shareholders from:
    Investment income - net.....     (10,786,378)   (8,454,406)    (14,463,281)   (12,139,464)    (5,595,853)
---------------------------------------------------------------------------------------------------------------
  Total distributions
    to shareholders.............     (10,786,378)   (8,454,406)    (14,463,281)   (12,139,464)    (5,595,853)
---------------------------------------------------------------------------------------------------------------
Capital share transactions at net
  asset value of $1.00 per share:
    Proceeds from sales.........     295,197,283   220,284,955     599,371,172    541,367,559    439,240,574
    Shares issued for
      reinvestment of
      distributions.............      10,786,378     8,454,406      14,463,281     12,139,464      5,595,853
    Payment for
      shares redeemed...........    (259,209,672) (193,269,020)   (490,726,196)  (489,919,846)  (231,051,217)
---------------------------------------------------------------------------------------------------------------
  Increase in net assets
    from capital share
    transactions................      46,773,989    35,470,341     123,108,257     63,587,177    213,785,210
---------------------------------------------------------------------------------------------------------------
Total increase in net assets....      46,773,989    35,470,341     123,108,257     63,587,177    213,785,210
---------------------------------------------------------------------------------------------------------------
Net assets at
  beginning of year.............     182,155,495   146,685,154     422,740,409    359,153,232             --
---------------------------------------------------------------------------------------------------------------
Net assets at end of year.......    $228,929,484  $182,155,495    $545,848,666   $422,740,409   $213,785,210
---------------------------------------------------------------------------------------------------------------
  * Commencement of operations.

                                  See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

1.  Organization

    Great Hall Investment Funds, Inc. (the Company) was incorporated on June 24, 1991 and is registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company and presently includes four funds; Prime, U.S. Government, Tax-Free and the Institutional Prime Money Market Funds (the funds). The Company's articles of incorporation permit the board of directors to create additional funds in the future.

2.  Summary of Significant Accounting Policies

    The significant accounting policies followed by the funds are as follows:

    Investments in Securities
    Pursuant to Rule 2a-7 of the Investment Company Act of 1940 (as amended), securities are valued at amortized cost, which approximates market value, in order to maintain a constant net asset value of $1 per share.

    Security transactions are accounted for on the date the securities are purchased or sold. Interest income, including amortization of discount and premium, is accrued daily.

    Use of Estimates
    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    Federal Taxes
    The funds' policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. Each fund is treated as a separate entity for federal income tax purposes. In addition, on a calendar-year basis, each fund intends to distribute substantially all of its net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

    Distribution to Shareholders
    Distribution to shareholders from net investment income are declared daily and paid monthly through reinvestment in additional shares of the funds at net asset value or payable in cash.

    Organization Costs
    Organization expenses were incurred in connection with the start-up and initial registration of the Institutional Prime Money Market Fund. These costs are being amortized over 60 months on a straight-line basis.

    Repurchase Agreements
    Securities pledged as collateral for repurchase agreements are held by the funds' custodian bank until maturity of the repurchase agreement. Procedures for all agreements ensure that the daily market value of the collateral is in excess of the repurchase agreement in the event of default.

3.  Investment Security Transactions

    Cost of purchases and proceeds from sales of securities from August 1, 1997 to July 31, 1998 (August 11, 1997 to July 31, 1998 for Institutional Prime) were as follows:

                                                 Purchases       Sales Proceeds
    ---------------------------------------------------------------------------
    Prime Money Market Fund.................  $65,747,186,541   $64,033,595,442
    U.S. Government Money Market Fund.......    8,296,832,289     8,250,121,601
    Tax-Free Money Market Fund..............    1,181,988,627     1,058,635,556
    Institutional Prime Money Market Fund...    1,810,239,933     1,597,343,818

4.  Fees and Expenses

    The Company has entered into an investment advisory and management agreement with Insight Investment Management, Inc. (IIM), under which IIM manages each fund's assets and furnishes related office facilities, equipment, research and personnel. The agreement requires each fund to pay IIM a monthly fee based upon average daily net assets. The fee for the Prime Money Market Fund is equal to an annual rate of 0.55% of the first $700 million in net assets and then decreasing in reduced percentages to 0.40% of net assets in excess of $2 billion. The fee for the U.S. Government Money Market Fund is equal to an annual rate of 0.50% of the first $100 million in net assets and then decreasing in reduced percentages to 0.35% of net assets in excess of $300 million. The fee for the Tax-Free Money Market Fund is equal to an annual rate of 0.50% of net assets. The fee for the Institutional Prime Money Market Fund is equal to an annual rate of 0.25% of net assets. IIM voluntarily waived a portion of the advisory fees for the Institutional Prime Money Market Fund for the current period.

    Each of the four funds has also entered into sub-accounting agreement with affiliate Dain Rauscher Incorporated (DRI) where DRI performs various transfer and dividend disbursing agent services. The fee, which is paid monthly to DRI for providing such service, is equal to an annual rate of $12 per shareholder account plus certain out-of-pocket expenses.

    In addition to the investment advisory and management fee and the shareholder account servicing fee, each fund is responsible for paying most other operating expenses including outside directors' fees and expenses, custodian fees, registration fees, printing and shareholder reports, transfer agent fees and expenses, legal, auditing and accounting services, organizational costs, insurance, interest and other miscellaneous expenses.

    Legal fees and expenses of $30,017 for the year ended July 31, 1998 were paid to a law firm of which the secretary of the funds is a partner.

5.  Financial Highlights

    Per share data for a share of capital stock outstanding throughout each period and selected information for the period are as follows:

                                                                      Prime Money Market Fund
    --------------------------------------------------------------------------------------------------------------
                                                Year ended    Year ended    Year ended    Year ended    Year ended
                                                 7/31/98       7/31/97       7/31/96       7/31/95       7/31/94
    --------------------------------------------------------------------------------------------------------------
    Net asset value,
     beginning of period...............           $1.00         $1.00         $1.00         $1.00         $1.00
    --------------------------------------------------------------------------------------------------------------
    Income from
     investment operations.............            0.05          0.05          0.05          0.05          0.03
    Distributions to shareholders
     from investment income............           (0.05)        (0.05)        (0.05)        (0.05)        (0.03)
    --------------------------------------------------------------------------------------------------------------
    Net asset value, end of period.....           $1.00         $1.00         $1.00         $1.00         $1.00
    --------------------------------------------------------------------------------------------------------------
    Total return.......................            5.0%          4.9%          5.0%          4.9%          2.8%
    Net assets at end
     of period (000s omitted)..........      $4,844,352    $3,129,854    $2,405,456    $1,598,925    $1,029,775
    Ratio of expenses to
     average daily net assets*.........           0.63%         0.64%         0.70%         0.77%         0.80%
    Ratio of net investment
     income to average
     daily net assets*.................           5.04%         4.90%         4.93%         4.93%         2.81%
    --------------------------------------------------------------------------------------------------------------

    * Various fund fees and expenses were voluntarily waived or absorbed by IIM for the Prime Money Market Fund during the year ended July 31, 1994. Had the Fund paid all expenses, the ratio of expenses and net investment income to average daily net assets would have been 0.81%/2.80%.

                                                                 U. S. Government Money Market Fund
    --------------------------------------------------------------------------------------------------------------
                                                Year ended    Year ended    Year ended    Year ended    Year ended
                                                 7/31/98       7/31/97       7/31/96       7/31/95       7/31/94
    --------------------------------------------------------------------------------------------------------------
    Net asset value,
     beginning of period...............           $1.00         $1.00         $1.00         $1.00         $1.00
    --------------------------------------------------------------------------------------------------------------
    Income from
     investment operations.............            0.05          0.05          0.05          0.05          0.03
    Distributions to shareholders
     from investment income............           (0.05)        (0.05)        (0.05)        (0.05)        (0.03)
    --------------------------------------------------------------------------------------------------------------
    Net asset value, end of period.....           $1.00         $1.00         $1.00         $1.00         $1.00
    --------------------------------------------------------------------------------------------------------------
    Total return.......................            5.0%          4.8%          4.9%          4.8%          2.7%
    Net assets at end
     of period (000s omitted)..........        $228,929      $182,155      $146,685      $122,249       $56,815
    Ratio of expenses to
     average daily net assets..........           0.59%         0.60%         0.65%         0.73%         0.78%
    Ratio of net investment
     income to average
     daily net assets..................           4.98%         4.85%         4.87%         4.94%         2.73%
    --------------------------------------------------------------------------------------------------------------

                                                                    Tax-Free Money Market Fund
    --------------------------------------------------------------------------------------------------------------
                                                Year ended    Year ended    Year ended    Year ended    Year ended
                                                 7/31/98       7/31/97       7/31/96       7/31/95       7/31/94
    --------------------------------------------------------------------------------------------------------------
    Net asset value,
     beginning of period...............           $1.00         $1.00         $1.00         $1.00         $1.00
    --------------------------------------------------------------------------------------------------------------
    Income from
     investment operations.............            0.03          0.03          0.03          0.03          0.02
    Distributions to shareholders
     from investment income............           (0.03)        (0.03)        (0.03)        (0.03)        (0.02)
    --------------------------------------------------------------------------------------------------------------
    Net asset value, end of period.....           $1.00         $1.00         $1.00         $1.00         $1.00
    --------------------------------------------------------------------------------------------------------------
    Total return.......................            3.1%          3.0%          3.0%          3.1%          2.0%
    Net assets at end
     of period (000s omitted)..........        $545,849      $422,740      $359,153      $363,273      $275,278
    Ratio of expenses to
     average daily net assets..........           0.58%         0.58%         0.59%         0.60%         0.65%
    Ratio of net investment
     income to average
     daily net assets..................           3.05%         3.02%         3.03%         3.14%         1.98%
    --------------------------------------------------------------------------------------------------------------

                                          Institutional Prime Money Market Fund
    ---------------------------------------------------------------------------
                                                                    Period from
                                                                    8/11/97* to
                                                                        7/31/98
    ---------------------------------------------------------------------------
    Net asset value, beginning of period............................     $1.00
    ---------------------------------------------------------------------------
    Income from investment operations...............................      0.05
    Distributions to shareholders from investment income............     (0.05)
    ---------------------------------------------------------------------------
    Net asset value, end of period..................................     $1.00
    ---------------------------------------------------------------------------
    Total return....................................................      5.2%
    Net assets at end of period (000s omitted)......................  $213,785
    Ratio of expenses to average daily net assets**.................     0.39%
    Ratio of net investment income to average daily net assets**....     5.27%
    ---------------------------------------------------------------------------
     * Commencement of operations.
    ** Adjusted to an annual basis. Various fund fees and expenses were voluntarily waived or absorbed by IIM for the Institutional Prime Money Market Fund during the period ended July 31, 1998. Had the Fund paid all expenses, the ratio of expenses and net investment income to average daily net assets would have been 0.42%/5.24% for the period ended July 31, 1998.

PRIME MONEY MARKET FUND
Investments in Securities
July 31, 1998
                                                    Principal          Market
Name of Issuer                                        Amount          Value (a)
-------------------------------------------------------------------------------
     Percentages of each investment category relate to total net assets.)

Commercial Paper & Other Corporate Obligations (97.73%):
-------------------------------------------------------------------------------
Agricultural Products (1.72%)
  Archer Daniels Midland Company,
   5.49%-5.50%, 8/3/98-9/9/98                      $83,550,000      $83,366,503
                                                                   ------------
Banks - Domestic (10.34%)
  Allegheny University Hospital, 5.51%, 8/10/98,
   LOC Pittsburgh National Bank                     25,000,000       24,965,563
  Bank of America, 6.00%, 10/22/98                  20,000,000       19,997,853
  Bankers Trust Company,
   5.69%-6.00%, 8/12/98-4/30/99                     44,000,000       43,995,600
  Bankers Trust New York Corporation,
   6.00%, 8/7/98                                    15,000,000       14,999,785
  Chase Manhattan Bank, 5.51%, 8/25/98              17,510,768       17,446,445
  Comerica Bank of Detroit,
   5.59%-6.00%, 10/21/98-10/27/98                   31,000,000 (d)   30,997,184
  First National Bank of Chicago,
   5.56%-5.72%, 9/21/98-4/1/99                      67,500,000       67,494,641
  First Union National Bank Charlotte,
   5.56%-5.57%, 9/22/98-10/21/98                    62,000,000       62,000,000
  Formosa Plastics USA,
   5.51%, 9/8/98-10/16/98, LOC Bank of America      45,000,000       44,659,451
  Key Bank N.A., Cleveland, 5.57%, 10/9/98          25,000,000       25,010,421
  Nations Bank, 5.57%-5.60%, 9/2/98-10/22/98        85,800,000       85,800,000
  Wachovia Bank N.A., 5.54%-5.56%, 9/16/98-10/6/98  63,400,000       63,400,000
                                                                   ------------
                                                                    500,766,943
                                                                   ------------
Banks - Other (20.10%)
  ABN - AMRO, 5.63%, 3/12/99                         3,250,000        3,246,331
  Abbey National Treasury Services, 5.54%, 7/20/99  30,000,000 (d)   29,976,567
  Banco Bradesco S.A.,
   5.52%, 10/15/98, LOC Barclays Bank               15,000,000       14,827,500
  Banco Real S.A., 5.51%, 8/14/98-10/16/98,
   LOC Barclays Bank                                33,500,000       33,240,494
  Bank of Nova Scotia,
   5.50%-5.93%, 8/10/98-3/23/99                     83,000,000       82,889,721
  Banque National de Paris,
   5.54%-5.64%, 8/25/98-3/19/99                     86,000,000       85,999,686
  Barclays Bank, 5.65%-5.87%, 8/25/98-3/2/99        28,000,000       27,995,940
  Canadian Imperial Bank of Commerce,
   5.54%-5.57%, 8/27/98-10/15/98                    50,200,000       50,200,207
  Cemex S.A., 5.52%-5.53%,
   8/13/98-11/10/98, LOC Credit Suisse              24,000,000       23,764,394
  Commed Fuel Company, Inc.,
   5.51%, 8/6/98, LOC CIBC                          25,000,000       24,980,868
  Deutsche Bank, 5.49%-5.98%, 8/11/98-5/3/99        84,500,000       84,420,306
  Formosa Plastics Corporation USA, 5.52%-5.53%,
   8/13/98-10/15/98, LOC ABN - AMRO Bank            70,000,000       69,531,858
  JMG Funding Inc.,
   5.52%, 8/12/98, LOC Societe Generale             19,002,000       18,969,950
  National Westminster Bank,
   5.56%-5.70%, 9/21/98-3/30/99                     45,000,000       44,992,069
  Pemex Capital, Inc.,
   5.50%-5.54%, 8/18/98-10/6/98, LOC Swiss Bank     56,280,000       55,834,076

              See accompanying notes to investments in securities.

PRIME MONEY MARKET FUND
Investments in Securities (continued)
                                                    Principal          Market
Name of Issuer                                        Amount          Value (a)
-------------------------------------------------------------------------------
Commercial Paper & Other Corporate Obligations (continued):
-------------------------------------------------------------------------------
Banks - Other (continued)
  Petroleo Brasileiro S.A.-Petrobras, 5.50%-5.51%,
   8/28/98-9/2/98, LOC Barclays Bank               $25,550,000      $25,430,800
  Presbyterian Healthcare Services,
   5.52%, 9/16/98, LOC Toronto-Dominion Bank        20,000,000       19,858,933
  Rabobank Nederland,
   5.56%-5.57%, 9/10/98-10/30/98                    85,000,000       85,004,071
  Royal Bank of Canada, 5.65%, 7/30/99              27,250,000       27,241,402
  Sinochem American, Inc.,
   5.54%, 8/3/98-9/23/98, LOC Credit Suisse         39,165,000       39,081,016
  Societe Generale, 5.69%-5.76%, 1/7/99-4/16/99     29,100,000       29,091,736
  Sunkyong American Inc., 5.53%-5.59%,
   9/3/98-9/10/98, LOC Credit Suisse                23,000,000       22,865,820
  Swiss Bank Corporation,
   5.63%-5.72%, 3/24/99-4/5/99                      34,500,000       34,483,018
  Toronto-Dominion Bank,
   5.55%-5.57%, 8/10/98-9/3/98                      40,000,000       39,972,588
                                                                   ------------
                                                                    973,899,351
                                                                   ------------
Business Machines (2.06%)
  Xerox Corporation, 5.51%-5.66%, 8/3/98-9/2/98    100,000,000       99,808,139
                                                                   ------------
Chemicals (3.28%)
  Air Products and Chemicals, Inc.,
   5.49%, 9/24/98-9/30/98                           35,300,000       34,995,305
  Dupont (E.I.) deNemours & Co.,
   5.49%-5.50%, 8/26/98-9/9/98                      53,640,000       53,381,852
  Henkel Corporation, 5.50%, 8/3/98-9/22/98         71,000,000 (c)   70,541,667
                                                                   ------------
                                                                    158,918,824
                                                                   ------------
Conglomerates (1.71%)
  Diageo Capital PLC, 5.47%-5.50%, 8/6/98-9/14/98   83,000,000 (c)   82,642,499
                                                                   ------------
Drugs and Cosmetics (2.94%)
  American Home Products Corporation,
   5.48%-5.51%, 8/13/98-10/9/98                     83,175,000 (c)   82,698,731
  Becton Dickinson and Company,
   5.50%, 9/14/98-9/18/98                           60,000,000       59,578,333
                                                                   ------------
                                                                    142,277,064
                                                                   ------------
Financial - Auto (4.91%)
  Ford Motor Credit Corporation,
   5.52%-5.65%, 8/3/98-8/5/98                      100,000,000       99,955,136
  General Motors Acceptance Corporation,
   5.49%-5.76%, 8/7/98-7/6/99                       80,000,000 (d)   79,862,412
  Toyota Motor Credit Corporation,
   5.50%-5.52%, 8/31/98-9/25/98                     58,395,000       58,068,567
                                                                   ------------
                                                                    237,886,115
                                                                   ------------
Financial - Aviation (1.12%)
  International Lease Finance Corporation,
   5.49%-5.50%, 10/14/98-10/15/98                   55,000,000       54,374,236
                                                                   ------------

              See accompanying notes to investments in securities.

PRIME MONEY MARKET FUND
Investments in Securities (continued)
                                                    Principal          Market
Name of Issuer                                        Amount          Value (a)
-------------------------------------------------------------------------------
Commercial Paper & Other Corporate Obligations (continued):
-------------------------------------------------------------------------------
Financial - Diversified Business (16.62%)
  American General Finance Corporation,
   5.48%-5.50%, 8/5/98-10/5/98                     $98,590,000      $98,043,303
  Associates Corporation of North America,
   5.66%-5.87%, 8/3/98-11/15/98                     88,650,000       88,620,551
  CIT Group Holdings, 5.64%, 8/3/98                100,000,000       99,968,667
  Commercial Credit Corporation,
   5.50%-5.53%, 8/4/98-10/23/98                     92,500,000       91,961,873
  Dean Witter Discover,
   5.70%-5.84%, 8/17/98-2/5/99                      18,000,000 (d)   18,010,125
  General Electric Capital Corporation,
   5.49%, 8/6/98                                    40,000,000       39,969,500
  Goldman Sachs, 5.50%, 9/11/98                     25,000,000       24,843,403
  Household Finance Company,
   5.50%-5.69%, 9/4/98-5/4/99                       23,250,000 (d)   23,278,747
  Merrill Lynch & Co., 5.49%-5.68%, 8/3/98-3/2/99   93,500,000 (d)   93,239,815
  Morgan (J.P.) and Company,
   5.50%-5.59%, 8/18/98-4/5/99                      33,000,000 (d)   32,933,481
  Morgan Stanley Dean Witter Discover,
   5.49%-5.64%, 8/12/98-1/15/99                     70,000,000 (d)   69,345,878
  Norwest Corporation,
   5.51%-5.54%, 8/12/98-9/29/98                     60,000,000       59,647,386
  Norwest Financial, Inc., 5.51%, 8/12/98           15,400,000       15,374,072
  U.S. Bancorp, 5.50%-5.52%, 8/17/98-9/9/98         50,000,000       49,807,067
                                                                   ------------
                                                                    805,043,868
                                                                   ------------
Financial - Diversified Business, Asset-Backed (17.75%)
  Asset Securitization Coop. Corporation,
   5.51%-5.54%, 8/3/98-9/28/98                      55,000,000 (c)   54,767,678
  Barton Capital Corporation,
   5.51%-5.54%, 8/14/98-10/20/98                    96,850,000 (c)   96,241,475
  Delaware Funding Corporation,
   5.51%-5.52%, 9/2/98-10/21/98                     62,969,000 (c)   62,403,490
  Edison Asset Securitization,
   5.51%-5.54%, 8/27/98-10/13/98                   104,856,000 (c)  104,023,221
  Falcon Asset Securitization,
   5.52%-5.53%, 8/17/98-9/21/98                     90,090,000 (c)   89,577,019
  Fleet Funding Corporation,
   5.53%-5.54%, 8/4/98-9/8/98                       32,167,000 (c)   32,066,680
  Monte Rosa Capital Corporation,
   5.52%-5.57%, 8/14/98-9/21/98                    100,000,000 (c)   99,694,550
  Preferred Receivables Funding Corporation,
   5.51%-5.52%, 9/1/98-10/22/98                     45,065,000 (c)   44,752,096
  Receivables Capital Corporation,
   5.51%-5.53%, 8/14/98-10/14/98                    94,165,000 (c)   93,727,777
  Triple A One Funding,
   5.53%-5.55%, 8/4/98-9/11/98                      79,207,000 (c)   78,883,217
  Windmill Funding Corporation,
   5.52%-5.58%, 8/5/98-10/19/98                    104,584,000 (c)  103,918,660
                                                                   ------------
                                                                    860,055,863
                                                                   ------------
Food and Beverage (1.14%)
  Coca Cola Company, 5.50%, 8/6/98                  50,000,000 (c)   49,961,806
  General Mills, Inc., 5.90%, 12/15/98               5,000,000        5,046,210
                                                                   ------------
                                                                     55,008,016
                                                                   ------------

              See accompanying notes to investments in securities.

PRIME MONEY MARKET FUND
Investments in Securities (continued)
                                                    Principal          Market
Name of Issuer                                        Amount          Value (a)
-------------------------------------------------------------------------------
Commercial Paper & Other Corporate Obligations (continued):
-------------------------------------------------------------------------------
Household Products (2.14%)
  Clorox Company, 5.50%-5.52%, 8/10/89-9/11/98     $40,890,000      $40,735,543
  Colgate-Palmolive Company, 5.49%, 8/3/98          10,100,000       10,096,920
  Proctor and Gamble Company,
   5.48%-5.50%, 8/21/98-9/3/98                      53,135,000       52,889,274
                                                                   ------------
                                                                    103,721,737
                                                                   ------------
Metals and Mining (1.34%)
  Aluminium Company of America, 5.51%, 8/12/98      65,000,000       64,890,565
                                                                   ------------
Municipals (1.95%)
  Bedford County Virginia Industrial
    Development Authority, 5.70%, 12/1/25,
    LOC Canadian Imperial Bank of Commerce          12,000,000 (e)   12,000,000
   5.70%, 12/1/25, LOC Societe Generale             10,000,000 (e)   10,000,000
  MetroCrest Hospital Authority,
   5.57%, 8/4/98, LOC Bank of New York              15,300,000       15,292,899
  New York City G.O.,
   5.62%-5.64%, 8/1/18-8/1/22, FGIC Insured         27,755,000 (e)   27,755,000
  State of Connecticut G.O., 5.65%, 8/1/99           4,400,000        4,394,092
  Parish of West Baton
   Rouge Industrial District #3, 5.63%,
   11/1/25, Guaranty: Dow Chemical Co.              25,000,000 (e)   25,000,000
                                                                   ------------
                                                                     94,441,991
                                                                   ------------
Oil Services (2.23%)
  Petrofina S.A., 5.50%-5.51%, 10/6/98-10/20/98,
   Guaranty: Petrofina S.A.                         42,980,000 (c)   42,491,285
  Texaco Inc., 5.50%-5.52%, 8/21/98-9/17/98         65,915,000       65,534,500
                                                                   ------------
                                                                    108,025,785
                                                                   ------------
Printing and Publishing (0.56%)
  Pearson Inc., 5.52%, 8/11/98                      27,250,000       27,208,217
                                                                   ------------
Retail Stores (1.13%)
  J.C. Penney Funding Inc.,
   5.50%-5.52%, 8/7/98-10/21/98                     55,000,000 (c)   54,776,625
                                                                   ------------
Telecommunications (0.88%)
  Motorola Credit Corporation, 5.51%, 8/7/98        42,500,000       42,461,006
                                                                   ------------
Utilities - Electric (1.95%)
  Baltimore Gas & Electric Company, 5.62%, 9/1/98   34,000,000 (d)   34,000,000

              See accompanying notes to investments in securities.

PRIME MONEY MARKET FUND
Investments in Securities (continued)
                                                    Principal          Market
Name of Issuer                                        Amount          Value (a)
-------------------------------------------------------------------------------
Commercial Paper & Other Corporate Obligations (continued):
-------------------------------------------------------------------------------
Utilities - Electric (continued)
  Carolina Power & Light, 5.50%, 8/14/98-9/14/98   $35,910,000      $35,722,125
  Southern California Edison, 5.50%, 9/9/98         25,000,000       24,851,042
                                                                   ------------
                                                                     94,573,167
                                                                   ------------
Utilities - Financial (1.66%)
  National Rural Utilities
   Cooperative Finance Corporation,
   5.50%-5.51%, 8/7/98-10/28/98                     81,000,000       80,380,619
                                                                   ------------
Utilities - Telephone (0.21%)
  Bell Atlantic Financial Services, 5.91%, 9/1/98   10,000,000        9,994,810
-------------------------------------------------------------------------------
Total Commercial Paper &
  Other Corporate Obligations (cost:  $4,734,521,943)            $4,734,521,943
-------------------------------------------------------------------------------
Government & Agencies Securities (1.99%):
-------------------------------------------------------------------------------
  Federal Home Loan Bank,
   5.40%-5.55%, 11/6/98-2/26/99                     35,000,000 (d)   34,994,388
  Private Export Funding Corp.,
   5.47%-5.52%, 8/5/98-10/19/98                     61,850,000       61,588,457
-------------------------------------------------------------------------------
Total Government &
  Agencies Securities (cost:  $96,582,845)                          $96,582,845
-------------------------------------------------------------------------------
Total Investment in Securities
  (cost:  $4,831,104,788)  (b)                                   $4,831,104,788
-------------------------------------------------------------------------------
Notes to Investments in Securities:
(a) Securities are valued in accordance with procedures described in note 2 to the financial statements.
(b)  Also represents cost for federal income tax purposes.
(c) All or a portion consists of commercial paper sold within terms of a private placement memorandum, exempt from registration under section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." These securities have been determined to be liquid under guidelines established by the Board of Directors.
(d) All or a portion consists of short-term securities with interest rates that reset at set intervals at rates that are based on specific market indices. Rate shown is the effective rate on July 31, 1998.
(e) Interest rate varies to reflect current market conditions; rate shown is the effective rate on July 31, 1998. The maturity date shown represents final maturity. However, for purposes of Rule 2a-7, maturity is the next interest rate reset date at which time the security can be put back to the issuer.

U.S. GOVERNMENT MONEY MARKET FUND
Investments in Securities
July 31, 1998
                                                    Principal          Market
Name of Issuer                                        Amount          Value (a)
-------------------------------------------------------------------------------
     (Percentages of each investment category relate to total net assets.)

Government & Agencies Securities (74.69%):
-------------------------------------------------------------------------------
Federal National Mortgage Association (29.96%)
  5.40%-5.85%, 8/3/98-4/2/99                       $68,850,000 (c)  $68,584,809
Federal Home Loan Mortgage Corporation (19.04%)
  5.42%-5.60%, 8/4/98-4/21/99                       43,733,000       43,589,145
Federal Home Loan Bank (22.64%)
  5.51%-5.65%, 8/20/98-4/7/99                       51,855,000 (c)   51,826,904
Federal Farm Credit Bank (2.18%)
  5.45%, 6/1/99                                      5,000,000 (c)    4,996,544
Student Loan Marketing Association (0.87%)
  5.42%, 2/22/99                                     2,000,000 (c)    1,998,122
-------------------------------------------------------------------------------
Total Government & Agencies Securities
  (cost:  $170,995,524)                                            $170,995,524
-------------------------------------------------------------------------------
Repurchase Agreement (24.88%)
-------------------------------------------------------------------------------
  First Chicago, 5.61%, acquired 7/31/98 and
   due 8/3/98 with accrued interest of $8,815
   (collateralized by $58,111,738 U.S. Treasury
   Note, 6.25%, 4/30/01) (cost:  $56,950,000)       56,950,000       56,950,000
-------------------------------------------------------------------------------
Total Investment in Securities
  (cost:  $227,945,524)  (b)                                       $227,945,524
-------------------------------------------------------------------------------
Notes to Investments in Securities:
(a) Securities are valued in accordance with procedures described in note 2 to the financial statements.
(b)  Also represents cost for federal income tax purposes.
(c) All or a portion of the balance consists of securities with interest rates that reset at set intervals at rates that are based on specific market indices. Rate shown is the effective rate on July 31, 1998.

TAX-FREE MONEY MARKET FUND
Investments in Securities
July 31, 1998
                                                    Principal          Market
Name of Issuer (c)                                    Amount          Value (a)
-------------------------------------------------------------------------------
     (Percentages of each investment category relate to total net assets)

Alaska (0.53%)
  North Slope Borough,
   3.75%, 6/30/99, MBIA Insured                     $3,000,000       $2,900,155
                                                                   ------------
Arizona (0.38%)
  Maricopa County PCR (El Paso Elect),
   3.50%, 12/1/14, LOC Barclays Bank                 2,100,000 (b)    2,100,000
                                                                   ------------
California (0.90%)
  Los Angeles Regional Airports
   Improvement Corp. Lease Revenue,
    3.75%, 12/1/24, LOC Wachovia Bank of Georgia     1,900,000 (b)    1,900,000
    3.75%, 12/1/25, LOC Societe Generale             1,000,000 (b)    1,000,000
  School Cash Reserve Program Authority Series A,
   3.74%, 7/2/99, AMBAC Insured                      2,000,000        2,013,437
                                                                   ------------
                                                                      4,913,437
                                                                   ------------
Colorado (3.82%)
  Arapahoe County (Dove Valley Metropolitan District)
   Series 1996B, 4.05%, 11/1/98,
    LOC Banque National de Paris                     4,950,000        4,950,000
  Adams County Family Housing Revenue
   (Hunters Cove Project)
    Series 1985, 3.70%, 1/15/14, LOC GECC            7,500,000 (b)    7,500,000
  Boulder, Larimer & Weld Counties
   (St. Vrain Valley School District),
    3.95%, 12/15/98, FGIC Insured                      857,962          845,695
  Denver City & County MFHR (Parliament Apts.),
   3.65%, 6/1/06, LOC GECC                           2,200,000 (b)    2,200,000
  Health Facilities Authority Revenue
   (Visiting Nurses),
    3.70%,  7/1/22, LOC Norwest Bank                 2,090,000 (b)    2,090,000
  Interstate South Metro District,
   4.05%, 11/1/98, LOC Banque National de Paris      3,275,000        3,275,000
                                                                   ------------
                                                                     20,860,695
                                                                   ------------
Florida (1.21%)
  Jacksonville Electric Authority System,
   3.55%, 8/4/98                                     3,000,000        3,000,000
  West Orange Memorial Hospital,
   3.70%, 8/13/98, LOC Rabobank Nederland            3,600,000        3,600,000
                                                                   ------------
                                                                      6,600,000
                                                                   ------------
Georgia (3.63%)
  Clayton County MFHR Series 1990
   (Kings Arena Apartment),
    3.50%, 1/1/21, FSA / Capital Guaranty Insured    2,215,000 (b)    2,215,000
  Dougherty County School District Sales
   Tax Bonds Series 1998, 3.65%, 3/1/99              1,500,000        1,500,000
  Fulton County Residential Home Care,
   3.70%, 1/1/18, LOC Rabobank Nederland            12,500,000 (b)   12,500,000
  Hapeville Development Authority,
   3.70%, 11/1/15, LOC Deutsche Bank                 2,600,000 (b)    2,600,000
  State of Georgia G.O.,
   3.85%, 4/1/99, Escrowed in Governments              955,000          994,607
                                                                   ------------
                                                                     19,809,607
                                                                   ------------

              See accompanying notes to investments in securities.

TAX-FREE MONEY MARKET FUND
Investments in Securities (continued)
                                                    Principal          Market
Name of Issuer (c)                                    Amount          Value (a)
-------------------------------------------------------------------------------
Hawaii (0.88%)
  Honolulu City & County,
   3.70%, 8/12/98, LOC CIBC                         $2,300,000       $2,300,000
   3.70%, 10/1/98, Prerefunded and
    Escrowed in Governments                          1,000,000        1,020,117
  State of Hawaii G.O., 3.65%, 10/1/98,
   Prerefunded and Escrowed in Governments           1,500,000        1,504,540
                                                                   ------------
                                                                      4,824,657
                                                                   ------------
Idaho (0.92%)
  State Health Facilities Authority Revenue
   (St. Luke's Regional Medical Center),
    3.70%, 5/1/22, LOC Credit Suisse                 5,000,000 (b)    5,000,000
                                                                   ------------
Illinois (12.46%)
  Chicago G.O., 3.55%, 2/4/99, LOC Morgan Guaranty   3,000,000        2,998,308
  Chicago O'Hare International Airport,
   3.50%, 1/1/15, LOC Societe Generale               3,300,000 (b)    3,300,000
  City of Springfield Community Improvement Revenue
   Bonds Series 1985, (Realing Restoration Project),
    3.75%, 12/1/15, over-collateralized in Govt's    3,200,000 (b)    3,200,000
  City of Springfield MFHR (OT Center Limited
   Project), 3.75%, 12/1/15, collateralized
    by a portfolio of U.S. Treasuries                7,700,000 (b)    7,700,000
  Cook County G.O., 3.85%, 11/15/98, FGIC Insured    1,000,000        1,003,222
  Development Finance Authority,
   (A.E. Staley Manufacturing), 3.40%, 12/1/05,
    LOC Union Bank of Switzerland                    1,600,000 (b)    1,600,000
   (Latin School of Chicago), 3.50%, 6/1/30,
    LOC Bank of America                             13,500,000 (b)   13,500,000
  Education Facilities Authority
   (Augustana College), 3.75%, 10/1/98, LOC AMBAC      715,000          715,992
  Health Facilities Authority Demand Revenue Bonds
   Series 1985B (Children's Memorial Hosp.
    Project), 3.50%, 11/1/15,
     LOC First Nat'l Bank of Chicago                10,600,000 (b)   10,600,000
  Health Facilities Authority Revenue,
   3.70%, 11/1/20, LOC Rabobank Nederland            6,160,000 (b)    6,160,000
   (Lutheran Health System),
    3.75%, 4/1/99, Prerefunded                       1,750,000        1,825,136
  Joliet Regional Port Dist. IDR Bonds,
   3.70%, 7/15/03, Guaranty: Dow Chemical           11,295,000 (b)   11,295,000
  Metropolitan Pier & Exposition Authority,
    3.70%, 12/15/98, AMBAC Insured                   2,945,000        2,905,350
  Northwest Suburban Municipal Joint Action
   Water Agency (Water Supply System Revenue),
    3.82%, 5/1/99, MBIA Insured                      1,200,000        1,213,773
                                                                   ------------
                                                                     68,016,781
                                                                   ------------
Indiana (5.07%)
  Hospital Equipment Finance Authority,
   3.55%, 12/1/15, MBIA Insured                     11,865,000 (b)   11,865,000
  Hospital Facilities Financing Authority
   (Capital Access Designated Pool Program),
    3.55%, 12/1/02-4/1/13, LOC Comerica Bank        13,500,000 (b)   13,500,000

              See accompanying notes to investments in securities.

TAX-FREE MONEY MARKET FUND
Investments in Securities (continued)
                                                    Principal          Market
Name of Issuer (c)                                    Amount          Value (a)
-------------------------------------------------------------------------------
Indiana (continued)
  Health Facilities Financing Authority
   (St. Anthony Medical Center),
    3.50%, 12/1/14-12/1/17, LOC Rabobank Nederland    $300,000 (b)     $300,000
  Health Facilities Financing Authority Hospital
   Revenue Bonds Series 1990, 3.50%, 11/1/20,
    LOC National Bank of Detroit                     2,000,000 (b)    2,000,000
                                                                   ------------
                                                                     27,665,000
                                                                   ------------
Iowa (5.12%)
  Cash Anticipation Program,
   3.55%, 1/28/99, FSA Insured                       2,000,000        2,006,667
  Financial Authority Revenue
   (Burlington Medical Center),
    3.60%, 6/1/27, FSA Insured                      14,900,000 (b)   14,900,000
  Higher Education Loan Authority Revenue
   (Palmer Chiropractic), 3.80%, 4/1/27,
    LOC Firstar Bank, N.A.                           3,595,000 (b)    3,595,000
  Mount Vernon Private College Project
   (Cornell) Series 1985, 3.80%, 10/1/15,
    LOC First Bank Minneapolis, N.A.                 3,100,000 (b)    3,100,000
  Polk County Hospital Equipment and
   Improvement Revenue, 3.50%, 12/1/05,
    MBIA Insured                                     4,340,000 (b)    4,340,000
                                                                   ------------
                                                                     27,941,667
                                                                   ------------
Kansas (4.14%)
  City of Burlington PCR,
   3.50%-3.65%, 8/6/98-8/13/98,
    LOC Societe Generale                             7,600,000        7,600,000
   3.45%-3.60%, 8/7/98-8/11/98,
    LOC Toronto-Dominion Bank                        8,000,000        8,000,000
  Kansas City IDR,
   3.70%, 8/1/15, LOC Credit Suisse                  2,000,000 (b)    2,000,000
  State Development Finance Authority Health
   Facilities Revenue (Stormont Vail Healthcare),
    3.75%, 11/15/23, LOC Credit Local de France      5,000,000 (b)    5,000,000
                                                                   ------------
                                                                     22,600,000
                                                                   ------------
Louisiana (1.69%)
  Lake Charles Port Harbor and Terminal,
   3.85%, 12/1/98, LOC ABN - AMRO                    1,500,000        1,500,698
  Parish of East Baton Rouge,
   3.70%, 11/1/19, Guaranty: Exxon Corporation       3,950,000 (b)    3,950,000
  Plaquemines Port Harbor and Terminal,
   3.60%, 3/15/99, LOC Morgan Guaranty               2,500,000        2,496,917
  St. Tammany School District No. 12,
   3.68%, 3/1/99, FSA Insured                        1,235,000 (e)    1,254,007
                                                                   ------------
                                                                      9,201,622
                                                                   ------------
Maryland (3.33%)
  Anne Arundel County Port Facilities Revenue,
   3.70%, 9/8/98-10/14/98, Guaranty:
    Baltimore Gas and Electric                       6,200,000        6,200,000
  Montgomery County Housing Opportunity,
   3.70%, 11/1/07, LOC GECC                         12,000,000 (b)   12,000,000
                                                                   ------------
                                                                     18,200,000
                                                                   ------------

              See accompanying notes to investments in securities.

TAX-FREE MONEY MARKET FUND
Investments in Securities (continued)
                                                    Principal          Market
Name of Issuer (c)                                    Amount          Value (a)
-------------------------------------------------------------------------------
Massachusetts (0.33%)
  City of Grafton G.O.,
   3.70%, 2/15/99, MBIA Insured                       $765,000         $774,281
  State of Massachusetts G.O.,
   3.73%, 4/1/99, Prerefunded                        1,000,000        1,043,258
                                                                   ------------
                                                                      1,817,539
                                                                   ------------
Michigan (0.67%)
  Delta County Economic Development
   Authority (Mead Paper Project),
    3.70%, 12/1/23, LOC Bank of Nova Scotia          2,800,000 (b)    2,800,000
  Grand Blanc Community Schools G.O., 3.75%, 5/1/99    840,000          850,662
                                                                   ------------
                                                                      3,650,662
                                                                   ------------
Minnesota (4.43%)
  City of Cohasset (MN Power & Light Project),
   3.70%, 6/1/13-6/1/20, LOC ABN - AMRO              8,930,000 (b)    8,930,000
  Minneapolis/St. Paul State Housing &
   Redevelopment Authority,
    3.75%, 8/15/25, FSA Insured                      4,345,000 (b)    4,345,000
  St. Paul Housing and Redevelopment Authority
   (Science Museum of MN Project), 3.45%-3.50%,
    5/1/27, LOC First Bank Minneapolis, N.A.         4,965,000 (b)    4,965,000
  State Tax & Aid Anticipation Borrowing Programs
   (School Districts), 3.80%, 8/13/98-9/3/98         2,140,000        2,140,000
  State Various Purpose Refunding Bonds,
   3.74%, 8/1/98, Prerefunded                        3,790,000        3,790,000
                                                                   ------------
                                                                     24,170,000
                                                                   ------------
Mississippi (0.73%)
  Claiborne County PCR,
   3.55%, 9/9/98, Guaranty: Nat'l Rural
    Utilities Cooperative Finance Corp.              1,400,000        1,400,000
   (South Mississippi Electrical Power),
    3.65%, 9/10/98                                   2,600,000        2,600,000
                                                                   ------------
                                                                      4,000,000
                                                                   ------------
Missouri (3.19%)
  Independence IDA (Groves & Graceland),
   3.70%, 11/1/27, LOC Credit Local de France        9,000,000 (b)    9,000,000
  State Environmental Improvement &
   Energy Resource Authority PCR,
    3.60%, 10/5/98, LOC Union Bank of Switzerland    3,600,000        3,600,000
    (Monsanto Corporation), 3.20%, 2/1/09            1,800,000 (b)    1,800,000
  State Health and Education Facilities Authority
   Revenue (St. Francis Medical Center),
    3.70%, 6/1/26, LOC Credit Local de France        3,000,000 (b)    3,000,000
                                                                   ------------
                                                                     17,400,000
                                                                   ------------
Montana (1.67%)
  State Health Facilities Authority Revenue Bonds
   Series A, 3.45%, 12/1/15, FGIC Insured            9,105,000 (b)    9,105,000
                                                                   ------------

              See accompanying notes to investments in securities.

TAX-FREE MONEY MARKET FUND
Investments in Securities (continued)
                                                    Principal          Market
Name of Issuer (c)                                    Amount          Value (a)
-------------------------------------------------------------------------------
Nebraska (0.75%)
  Investment Finance Authority
   Hospital Revenue Bonds,
    3.50%, 12/1/15, FGIC Insured                    $4,100,000 (b)   $4,100,000
                                                                   ------------
Nevada (2.39%)
  Clark County Airport System
   Refunding Revenue Bonds,
    3.40%, 7/1/12, MBIA Insured                      6,500,000 (b)    6,500,000
    3.40%, 7/1/25, LOC Toronto-Dominion Bank         6,532,000 (b)    6,532,000
                                                                   ------------
                                                                     13,032,000
                                                                   ------------
New Jersey (0.22%)
  EDA (Volvo American Corp.),
   3.96%, 12/1/04, LOC Credit Suisse                 1,200,000 (b)    1,200,000
                                                                   ------------
New Mexico (0.18%)
  City of Albuquerque Revenue Bonds,
   3.55%, 7/1/14, AMBAC Insured                      1,000,000 (b)    1,000,000
                                                                   ------------
New York (3.35%)
  Campbell-Savona Central School District,
   3.80%, 6/15/99, MBIA Insured                        845,000          850,003
  New York City G.O.,
   3.70%, 8/15/23, MBIA Insured                        900,000 (b)      900,000
   3.70%, 8/1/17-8/1/18, LOC Morgan Guaranty         4,285,000 (b)    4,285,000
   3.85%, 10/1/20-10/1/22, FGIC Insured              3,500,000 (b)    3,500,000
  New York City Municipal Water Finance Authority,
   3.70%-3.90%, 6/15/23-6/15/25, FGIC Insured        3,250,000 (b)    3,250,000
  State Dorm Authority Revenue,
   3.80%, 2/15/99, AMBAC Insured                     1,000,000        1,004,957
  State Energy Research & Development Authority,
   3.35%, 8/15/15, AMBAC Insured                     4,500,000 (b)    4,500,000
                                                                   ------------
                                                                     18,289,960
                                                                   ------------
North Carolina (1.48%)
  City of New Hanover, 3.85%, 12/1/98                  740,000          739,875
  State Medical Center Commission Revenues
   (Carol Woods Project), 3.70%, 4/1/21,
    LOC Nationsbank N.A. (Carolinas)                 6,500,000 (b)    6,500,000
  Wake County Hospital System,
   3.90%, 10/1/98, MBIA Insured                        820,000          820,130
                                                                   ------------
                                                                      8,060,005
                                                                   ------------
North Dakota (0.74%)
  State Housing Finance Agency, 3.75%, 1/1/99        4,020,000        4,020,000
                                                                   ------------
Ohio (1.40%)
  Air Quality Development Authority PCR,
   3.55%, 10/7/98, FGIC Insured                      2,500,000        2,500,000

              See accompanying notes to investments in securities.

TAX-FREE MONEY MARKET FUND
Investments in Securities (continued)
                                                    Principal          Market
Name of Issuer (c)                                    Amount          Value (a)
-------------------------------------------------------------------------------
Ohio (continued)
  Miami County Hospital Facilities
   Refunding and Improvement
    (Upper Valley Medical Center),
     3.80%, 5/15/99, MBIA Insured                   $1,125,000       $1,135,307
  Sandusky Bond Anticipation Notes,
   3.68%, 7/29/99                                    4,000,000        4,017,019
                                                                   ------------
                                                                      7,652,326
                                                                   ------------
Oklahoma (0.18%)
  Garfield County Industrial Authority
   PCR, 3.55%, 1/1/25, Guaranty:
    Oklahoma Gas & Electric                          1,000,000 (b)    1,000,000
                                                                   ------------
Pennsylvania (9.29%)
  Allegheny County IDA,
   3.65%, 9/8/98-10/1/98, LOC Dresdner Bank          5,200,000        5,200,000
   (Longwood at Oakmont Inc. Project),
    3.70%, 7/1/27, LOC Dresdner Bank                 8,600,000 (b)    8,600,000
  Beaver County IDA Pollution Control Revenue Bonds,
   3.70%, 9/4/98, LOC Swiss Bank                     7,600,000        7,600,000
   (Duquesne Light Co. Project),
    3.70%, 10/22/98, LOC Swiss Bank                  6,000,000        6,000,000
  Delaware County PCR, 3.50%, 8/5/98, FGIC Insured   2,000,000        2,000,000
  Delaware Valley Regional Finance Authority,
   3.45%, 8/1/16, LOC Credit Suisse                  2,000,000 (b)    2,000,000
  Lehigh County IDA
   (Allegheny Electric Coop.) Series 1985,
    3.65%, 12/1/15, LOC Rabobank Nederland           2,900,000 (b)    2,900,000
  Quakertown Hospital Authority, 3.55%, 7/1/05,
   LOC Pittsburgh National Bank                     16,400,000 (b)   16,400,000
                                                                   ------------
                                                                     50,700,000
                                                                   ------------
South Carolina (4.47%)
  Berkeley County PCR Revenue,
   3.50%, 12/1/08, LOC Royal Bank of Canada         10,725,000 (b)   10,725,000
  York County PCR, 3.60%-3.75%,
   8/11/98-10/8/98, Guaranty: Duke Power Co.        13,650,000       13,650,000
                                                                   ------------
                                                                     24,375,000
                                                                   ------------
South Dakota (0.40%)
  Housing Development Authority
   (Homeownership Mortgage), 3.75%, 11/1/98          2,195,000        2,195,000
                                                                   ------------
Tennessee (0.34%)
  Shelby County Public Improvement
   Series 1989A, 3.87%, 8/1/98, Prerefunded          3,910,000        1,864,679
                                                                   ------------
Texas (6.98%)
  Amarillo Independent School District,
   3.75%, 2/1/99, Texas PSF guaranteed               1,555,000        1,526,437
  City of Austin,
   3.45%, 8/3/98, LOC Morgan Guaranty                1,000,000        1,000,000
  City of Carrollton,
   3.82%, 8/15/98, Prerefunded                       2,000,000        2,001,959

              See accompanying notes to investments in securities.

TAX-FREE MONEY MARKET FUND
Investments in Securities (continued)
                                                    Principal          Market
Name of Issuer (c)                                    Amount          Value (a)
-------------------------------------------------------------------------------
Texas (continued)
  Clint Independent School District,
   3.65%, 3/1/99, Texas PSF guaranteed                $825,000         $825,000
  Cypress-Fairbanks Independent School District,
   3.70%, 2/1/99, Texas PSF guaranteed               1,075,000        1,055,254
  Goose Creek Consolidated Independent
   School District Capital Appreciation Bonds,
    3.68%, 2/15/99, Texas PSF guaranteed             1,200,000        1,176,815
  Harris County Health Facilities Development
   Corp. Hospital Revenue, 3.40%, 6/1/24,
    LOC Societe Generale                             4,800,000 (b)    4,800,000
  Lone Star Airport Improvement, 3.75%,
   12/1/14-8/15/25, LOC Royal Bank of Canada         2,700,000 (b)    2,700,000
  Nueces River Authority PCR
   (Reynolds Metals Co. Project),
    3.70%, 12/01/99, LOC Bank of Nova Scotia         8,300,000 (b)    8,300,000
  Pharr San Juan - Alamo
   Independent School District G.O.,
    3.75%, 2/1/99, PSF guaranteed                    1,545,000        1,546,822
  San Antonio Electric and Gas Revenue Refunding
   Improvement, 3.75%, 2/1/99, Prerefunded           2,100,000        2,159,017
  State Tax Anticipation Notes G.O.
   Series 1996, 3.84%, 8/31/98                       7,000,000        7,005,017
  Tarrent County Housing Finance Corporation,
   Multi-Family Housing - Single Family Apartments
    Project, 3.50%, 11/1/17, LOC Suntrust Bank       4,025,000 (b)    4,025,000
                                                                   ------------
                                                                     38,121,321
                                                                   ------------
Utah (3.70%)
  Intermountain Power Agency,
   3.50%, 9/9/98, LOC Bank of America                3,500,000        3,500,000
   3.65%, 8/10/98, AMBAC Insured                     3,500,000        3,500,000
  State Board of Regents Student Loan Revenue Bonds
   Series B, 3.50%, 11/1/00, AMBAC Insured          13,200,000 (b)   13,200,000
                                                                   ------------
                                                                     20,200,000
                                                                   ------------
Washington (2.31%)
  City of Federal Way G.O.,
   3.82%, 6/1/99, AMBAC Insured                      1,200,000        1,211,401
  King County School District,
   3.95%, 12/1/98, AMBAC Insured                     1,435,000        1,436,623
  State Health Care Facilities Authority
   (Fred Hutchinson Cancer Center),
    3.70%, 1/1/18, LOC Morgan Guaranty               3,310,000 (b)    3,310,000
  State Housing Finance Commission,
   3.70%, 7/1/11-1/1/21, LOC U.S. Bancorp            5,900,000 (b)    5,900,000
  State of Washington G.O.
   (Motor Vehicle Fuel Tax), 3.80%, 3/1/99,
    Escrowed in Governments                            750,000          764,665
                                                                   ------------
                                                                     12,622,689
                                                                   ------------
West Virginia (0.16%)
  State Hospital Finance Authority,
   3.85%, 8/1/98, FSA Insured                          875,000          875,000
                                                                   ------------

              See accompanying notes to investments in securities.

TAX-FREE MONEY MARKET FUND
Investments in Securities (continued)
                                                    Principal          Market
Name of Issuer (c)                                    Amount          Value (a)
-------------------------------------------------------------------------------
Wisconsin (2.99%)
  City of Madison G.O., 3.70%, 5/1/99               $2,280,000       $2,285,791
  La Crosse IDA (Dairyland Power Cooperative),
   3.70%, 9/1/14-2/1/15, AMBAC Insured               2,400,000 (b)    2,400,000
   3.70%, 2/1/15, LOC AMBAC                          4,550,000 (b)    4,550,000
  State Health and Educational Facilities Authority,
   3.80%, 10/1/26, LOC Firstar Bank                  1,000,000 (b)    1,000,000
   (Wheaton Franciscan), 3.75%, 8/15/98              3,000,000        3,064,900
  State of Wisconsin G.O.,
   3.78%, 5/1/99, Prerefunded                        3,000,000        3,010,215
                                                                   ------------
                                                                     16,310,906
                                                                   ------------
Wyoming (3.28%)
  Lincoln County PCR, 3.70%, 11/1/14,
   Guaranty: Exxon Corporation                       5,100,000 (b)    5,100,000
  Platte County PCR, 3.90%,
   7/1/14, LOC Societe Generale                      2,400,000 (b)    2,400,000
  Sweetwater County PCR, 3.45%-3.50%,
   6/4/98-10/6/98, LOC Union Bank of Switzerland    10,400,000       10,400,000
                                                                   ------------
                                                                     17,900,000
-------------------------------------------------------------------------------
Total Investments in Securities
  (cost:  $544,295,708)   (d)                                      $544,295,708
-------------------------------------------------------------------------------
Notes to Investments in Securities:
(a) Securities are valued in accordance with procedures described in note 2 to the financial statements.
(b) Interest rate varies to reflect current market conditions; rate shown is the effective rate on July 31, 1998. The maturity date shown represents final maturity. However, for purposes of Rule 2a-7, maturity is the next interest rate reset date at which time the security can be put back to the issuer.
(c)  Portfolio abbreviations:  AMBAC - American Municipal Bond
                                        Association Corporation
                                CIBC - Canadian Imperial Bank of Commerce
                                FGIC - Financial Guaranty Insurance Corporation
                                 FSA - Financial Security Assurance Corporation
                                G.O. - General Obligation
                                GECC - General Electric Capital Corporation
                                 IDA - Industrial Development Authority
                                 IDR - Industrial Development Revenue
                                 LOC - Letter of Credit
                                MBIA - Municipal Bond Insurance Association
                                MFHR - Multi-Family Housing Revenue
                                 PCR - Pollution Control Revenue
                                 PSF - Texas Permanent School Fund
(d)  Also represents cost for federal income tax purposes.
(e) On July 31, 1998, the cost of securities purchased on a when-issued basis was $1,266,974.

INSTITUTIONAL PRIME MONEY MARKET FUND
Investments in Securities
July 31, 1998
                                                    Principal          Market
Name of Issuer                                        Amount          Value (a)
-------------------------------------------------------------------------------
     Percentages of each investment category relate to total net assets.)

Commercial Paper & Other Corporate Obligations (93.04%):
-------------------------------------------------------------------------------
Agricultural Products (3.01%)
  Archer Daniels Midland Company, 5.50%, 8/17/98    $6,450,000       $6,434,233
                                                                   ------------
Banks - Domestic (11.42%)
  Bankers Trust Company, 5.98%, 8/12/98              4,000,000        4,000,089
  Citibank N.A., Bankers Acceptance, 5.50%, 9/14/98    713,273          708,478
  Commed Fuel Co., Inc., 5.51%, 8/7/98,
   LOC First National Bank of Chicago                4,765,000        4,760,624
  First National Bank of Chicago,
   5.72%-5.75%, 4/1/99-5/10/99                       2,000,000        1,999,373
  First Union National Bank, 5.56%, 9/22/98          8,000,000        8,000,000
  Formosa Plastics Corporation USA,
   5.51%,10/16/98, LOC Bank of America               5,000,000        4,941,839
                                                                   ------------
                                                                     24,410,403
                                                                   ------------
Banks - Other (10.68%)
  Bank of Nova Scotia, 5.50%, 8/19/98                5,000,000        4,986,250
  Canadian Imperial Bank of Commerce,
   5.82%, 9/30/98                                    5,000,000        5,000,068
  Cemex S.A., 5.53%, 11/10/98, LOC Credit Suisse     3,000,000        2,953,456
  Deutsche Bank, 5.57%-5.73%, 8/11/98-4/16/99        7,700,000        7,698,195
  Societe Generale, 5.76%, 4/16/99                   1,500,000        1,499,797
  Swiss Bank Corporation, 5.65%, 3/24/99               700,000          699,432
                                                                   ------------
                                                                     22,837,198
                                                                   ------------
Chemicals (5.31%)
  Air Products and Chemicals, Inc., 5.50%, 8/18/98   3,200,000        3,191,689
  Henkel Corporation, 5.50%, 9/18/98                 8,215,000 (c)    8,154,757
                                                                   ------------
                                                                     11,346,446
                                                                   ------------
Conglomorates (1.50%)
  Diageo Capital PLC, 5.52%-5.60%, 8/12/98-8/31/98   3,208,000 (c)    3,196,747
                                                                   ------------
Drugs and Cosmetics (1.92%)
  American Home Products Corporation,
   5.48%, 10/9/98                                    3,735,000 (c)    3,695,770
  Eli Lilly & Company, 5.59%, 2/16/99                  400,000          403,173
                                                                   ------------
                                                                      4,098,943
                                                                   ------------
Electronics (0.22%)
  Emerson Electric Company, 5.47%, 10/30/98            485,000          478,368
                                                                   ------------

              See accompanying notes to investments in securities.

INSTITUTIONAL PRIME MONEY MARKET FUND
Investments in Securities (continued)
                                                    Principal          Market
Name of Issuer                                        Amount          Value (a)
-------------------------------------------------------------------------------
Commercial Paper & Other Corporate Obligations (continued):
-------------------------------------------------------------------------------
Entertainment (3.79%)
  Walt Disney Company, 5.65%, 8/3/98                $8,100,000       $8,097,458
                                                                   ------------
Financial - Auto (7.89%)
  General Motors Acceptance Corporation,
   5.49%, 11/2/98                                    8,000,000        7,886,540
  Toyota Motor Credit Corporation, 5.51%, 8/25/98    9,015,000        8,981,885
                                                                   ------------
                                                                     16,868,425
                                                                   ------------
Financial - Diversified Business (14.52%)
  Associates Corporation of North America,
   5.87%, 9/1/98                                     3,000,000        2,999,008
  Avco Financial Services, 5.51%, 8/18/98            9,000,000        8,976,507
  Morgan (J.P.) and Company,
   5.48%-5.59%, 9/28/98-4/5/99                       9,800,000 (d)    9,688,025
  Morgan Stanley Dean Witter Discover,
   5.52%, 3/2/99                                     2,000,000 (d)    1,999,271
  Norwest Corporation, 5.50%, 8/14/98                7,395,000        7,380,313
                                                                   ------------
                                                                     31,043,124
                                                                   ------------
Financial - Diversified Business, Asset-Backed (13.94%)
  Asset Securitization Coop. Corporation,
   5.52%, 8/21/98                                    6,970,000 (c)    6,948,625
  Delaware Funding Corporation,
   5.51%-5.55%, 8/28/98-10/20/98                     9,836,000 (c)    9,756,386
  Monte Rosa Capital Corporation, 5.57%, 8/14/98     8,210,000 (c)    8,193,546
  Windmill Funding Corporation, 5.53%, 10/19/98      4,955,000 (c)    4,894,870
                                                                   ------------
                                                                     29,793,427
                                                                   ------------
Household Products (8.57%)
  Clorox Corporation, 5.50%, 8/10/98                 9,110,000        9,097,474
  Sherwin-Williams Company,
   5.50%-5.52%, 8/12/98-10/2/98                      9,302,000 (c)    9,229,460
                                                                   ------------
                                                                     18,326,934
                                                                   ------------
Municipals (1.40%)
  Parish of West Baton Rouge Industrial District #3,
   5.63%, 11/1/25, Guaranty: Dow Chemical Co.        3,000,000 (e)    3,000,000
                                                                   ------------
Printing and Publishing (0.87%)
  McGraw-Hill Companies, Inc., 5.51%, 8/27/98        1,870,000        1,862,558
                                                                   ------------
Retail Stores (4.67%)
  J.C. Penney Funding Inc.,
   5.50%, 8/28/98-9/11/98                           10,030,000 (c)    9,982,691
                                                                   ------------

              See accompanying notes to investments in securities.

INSTITUTIONAL PRIME MONEY MARKET FUND
Investments in Securities (continued)
                                                    Principal          Market
Name of Issuer                                        Amount          Value (a)
-------------------------------------------------------------------------------
Commercial Paper & Other Corporate Obligations (continued):
-------------------------------------------------------------------------------
Utilities - Electric (3.33%)
  Citizens Utilities Company, 5.55%, 8/24/98        $3,920,000       $3,906,100
  Pacific Gas and Electric Company,
   5.85%, 11/12/98                                     700,000          703,739
  Southern California Edison Company,
   5.60%, 12/15/98                                     930,000          929,170
  Tampa Electric Company, 5.50%, 8/31/98             1,590,000 (c)    1,582,713
                                                                   ------------
                                                                      7,121,722
-------------------------------------------------------------------------------
Total Commercial Paper &
  Other Corporate Obligations (cost:  $198,898,677)                $198,898,677
-------------------------------------------------------------------------------
Government & Agencies Securities (6.55%):
-------------------------------------------------------------------------------
  Federal Home Loan Bank,
   5.40%-5.55%, 11/6/98-3/10/99                     14,000,000 (d)   13,997,438
-------------------------------------------------------------------------------
Total Government & Agencies Securities
  (cost:  $13,997,438)                                              $13,997,438
-------------------------------------------------------------------------------
Total Investment in Securities
  (cost:  $212,896,115)  (b)                                       $212,896,115
-------------------------------------------------------------------------------
Notes to Investments in Securities:
(a) Securities are valued in accordance with procedures described in note 2 to the financial statements.
(b)  Also represents cost for federal income tax purposes.
(c) All or a portion consists of commercial paper sold within terms of a private placement memorandum, exempt from registration under section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." These securities have been determined to be liquid under guidelines established by the Board of Directors.
(d) All or a portion consists of short-term securities with interest rates that reset at set intervals at rates that are based on specific market indices. Rate shown is the effective rate on July 31, 1998.
(e) Interest rate varies to reflect current market conditions; rate shown is the effective rate on July 31, 1998. The maturity date shown represents final maturity. However, for purposes of Rule 2a-7, maturity is the next interest rate reset date at which time the security can be put back to the issuer.
                                     F-28